Exhibit 10.4

INTERCREDITOR AND SUBORDINATION AGREEMENT

by and among

BANK OF AMERICA, N.A., a national banking association,

as Senior Lender

BEHRINGER HARVARD PAL I, LLC,
a Delaware limited liability company,

as Junior Lender

and

LEND LEASE (US) CAPITAL INC.,

as

Subordinate Lender

Dated as of August 14, 2009

INTERCREDITOR AND SUBORDINATION AGREEMENT

This INTERCREDITOR AND SUBORDINATION AGREEMENT (this “Agreement”) dated as of August 14, 2009, is by and among BANK OF AMERICA, N.A., a national banking association (the “Senior Lender”), BEHRINGER HARVARD PAL I, LLC, a Delaware limited liability company (“Junior Lender”), and LEND LEASE (US) CAPITAL INC., a Delaware corporation (the “Subordinate Lender”) (together, the Senior Lender, Junior Lender and Subordinate Lender are referred to herein as the “Lenders”).

RECITALS:

A.             Senior Lender is the owner and holder of a promissory note in the aggregate principal amount of THIRTY-FIVE MILLION AND NO/100 Dollars ($35,000,000.00) dated August 14, 2009 executed by Rest Easy LLC, a Delaware limited liability company (“Borrower”), and payable to the order of the Senior Lender (as renewed, extended, modified, amended or restated from time to time, the “Senior Note”).

B.            The Senior Note and the total indebtedness evidenced thereby are (i) governed by a certain Senior Loan Agreement of even date with the Senior Note between Senior Lender and Borrower (as amended, supplemented, modified, restated, renewed or extended from time to time, the “Senior Loan Agreement”) and (ii) secured by each Mortgage, as defined in the Senior Loan Agreement, executed by Borrower for the benefit of Senior Lender (collectively, as amended, supplemented, modified, restated, renewed or extended from time to time, the “Senior Mortgage”), granting a first priority lien on the Property and any Improvements situated thereon, which Property is more particularly described in Exhibit A attached hereto and incorporated herein.  The Senior Note, the Senior Loan Agreement, the Senior Mortgage and any security agreement, pledge agreement, assignment agreement, UCC financing statements, environmental indemnity agreement, guaranty, completion guaranty, any reimbursement agreement or reimbursement obligation of Borrower relating to Senior Lender’s loan to Borrower to fund certain improvements that will be completed or maintained for the benefit of the Property or surrounding properties, any interest rate swap, collar or other interest rate protection agreement that Borrower enters into with Senior Lender pertaining to the Senior Loan, or any assignment of architect’s agreement, construction contract or other contracts or subcontracts or any other document or modification now or hereafter executed in connection therewith are herein referred to collectively as the “Senior Loan Documents.”

C.              Junior Lender is the owner and holder of a promissory note in the aggregate principal amount of TWENTY-FIVE MILLION AND NO/100 Dollars ($25,000,000.00) dated August 14, 2009 executed by Borrower and payable to the order of the Junior Lender (as renewed, extended, modified, amended or restated from time to time, the “Junior Note”).

D.            The Junior Note and the total indebtedness evidenced thereby are (i) governed by a certain Junior Loan Agreement of even date with the Junior Note between Junior Lender and Borrower (as amended, supplemented, modified, restated, renewed or extended from time to time, the “Junior Loan Agreement”) and (ii) secured by each Junior Mortgage, as defined in the Junior Loan Agreement, executed by Borrower for the benefit of Junior Lender (collectively, as amended, supplemented, modified, restated, renewed or extended from time to time, the “Junior Mortgage”), granting a second priority lien on the Property and any Improvements situated thereon.  The Junior Note, the Junior Loan Agreement, the Junior Mortgage and any security agreement, pledge agreement, assignment agreement, UCC financing statements, environmental indemnity agreement, guaranty, completion guaranty, any reimbursement agreement or reimbursement obligation of Borrower relating to Junior Lender’s loan to Borrower to fund certain improvements that will be completed or maintained for the benefit of the Property or surrounding properties, any interest rate swap, collar or other interest rate protection agreement that Borrower enters into with Junior Lender pertaining to the Junior Loan, or any assignment of architect’s agreement, construction contract or other contracts or subcontracts or any other document or modification now or hereafter executed in connection therewith are herein referred to collectively as the “Junior Loan Documents.”

E.              Subordinate Lender is the owner and holder of a promissory note in the aggregate principal amount of TWENTY-ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($21,500,000.00) dated August 14, 2009 executed by Borrower and payable to the order of the Subordinate Lender (as renewed, extended, modified, amended or restated from time to time, the “Subordinate Note”).

F.             The Subordinate Note and the total indebtedness evidenced thereby are (i) governed by a certain Subordinate Loan Agreement of even date with the Subordinate Note between Subordinate Lender and Borrower (as amended, supplemented, modified, restated, renewed or extended from time to time, the “Subordinate Loan Agreement”) and (ii) secured by each Subordinate Mortgage, as defined in the Subordinate Loan Agreement, executed by Borrower for the benefit of Subordinate Lender (collectively, as amended, supplemented, modified, restated, renewed or extended from time to time, the “Subordinate Mortgage”), granting a third priority lien on the Property and any Improvements situated thereon.  The Subordinate Note, the Subordinate Loan Agreement, the Subordinate Mortgage and any security agreement, pledge agreement, assignment agreement, UCC financing statements, environmental indemnity agreement, guaranty, completion guaranty, any reimbursement agreement or reimbursement obligation of Borrower relating to Subordinate Lender’s loan to Borrower to fund certain improvements that will be completed or maintained for the benefit of the Property or surrounding properties, any interest rate swap, collar or other interest rate protection agreement that Borrower enters into with Subordinate Lender pertaining to the Subordinate Loan, or any assignment of architect’s agreement, construction contract or other contracts or subcontracts or any other document or modification now or hereafter executed in connection therewith are herein referred to collectively as the “Subordinate Loan Documents.”

G.            Senior Lender is unwilling to make the Senior Loan unless (i) Junior Lender agrees to subordinate and make inferior: (A) the right, title, security interest, lien and interest created by the Junior Loan Documents to the right, title, security interest, lien and interest of the Senior Mortgage and the other Senior Loan Documents; and (B) Junior Lender’s rights to receive any payments under or on account of the Junior Loan Obligations to Senior Lender’s rights to receive payments under or on account of the Senior Loan Obligations; and (ii) Subordinate Lender agrees to subordinate and make inferior: (A) the right, title, security interest, lien and interest created by the Subordinate Loan Documents to the right, title, security interest, lien and interest of the Senior Mortgage and the other Senior Loan Documents; and (B) Subordinate Lender’s rights to receive any payments under or on account of the Subordinate Loan

Obligations to Senior Lender’s rights to receive payments under or on account of the Senior Loan Obligations.

H.            Junior Lender is unwilling to make the Junior Loan unless Subordinate Lender agrees to subordinate and make inferior: (i) the right, title, security interest, lien and interest created by the Subordinate Loan Documents to the right, title, security interest, lien and interest of the Junior Mortgage and Junior Loan Documents; and (ii) Subordinate Lender’s rights to receive any payments under or on account of the Subordinate Loan Obligations to Junior Lender’s right to receive payments under or on account of the Junior Loan Obligations.

I.              In lieu of recording this Agreement, Senior Lender, Junior Lender and Subordinate Lender shall record in the appropriate real property records a Memorandum of Intercreditor and Subordination Agreement (the “Memorandum”) concurrently with the recordation of the Senior Mortgage, the Junior Mortgage and the Subordinate Mortgage.

NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Senior Lender, Junior Lender and Subordinate Lender hereby agree as follows:

1.             Recitals Incorporated.  The recitals set forth hereinabove are incorporated herein by reference to the same extent and with the same force and effect as if fully set forth hereinbelow; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth.

2.             Definitions.  The following terms shall have the meanings indicated below:

“Affiliate” means, as to any particular Person, any Person directly or indirectly, through one or more intermediaries, controlling, Controlled by or under common Control with the Person or Persons in question.

“Affiliated Subordinate Lender” is defined in Section 13.

“Bankruptcy Event” means (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to Borrower or its managing member, or (b) any liquidation, dissolution or other winding up of Borrower or its managing member, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of Borrower or its managing member.

“Business Day” means any day other than Saturday, Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required by law or other governmental action to close.

“Collateral” means, collectively, the Property, any Improvements and any and all other property (whether real, personal or otherwise) and interests in property which now constitutes or hereafter will constitute collateral or other security for payment of the Senior Loan pursuant to the Senior Loan Documents, the Junior Loan pursuant to the

Junior Loan Documents, or the Subordinate Loan pursuant to the Subordinate Loan Documents.

“Control” means either (a) the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity, or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise.  “Controlled by,” “controlling” and “under common control with” shall have the respective correlative meaning thereto.

“Improvements” means, collectively, any and all improvements now or hereafter located on any of the Property.

“Initial Advance” has the meaning set forth in the Senior Loan Agreement.

“JL Monetary Default Election Notice” is defined in Section 7(b)(i).

“JL Non-Monetary Default Election Notice” is defined in Section 7(c)(i).

“Junior Default” means a “Default” as such term is defined in the Junior Loan Agreement.

“Junior Default Notice” is defined in Section 8(a).

“Junior Enforcement Notice” is defined in Section 8(a).

“Junior Lender’s Outside Date” means a date first occurring after the issuance of a Senior Enforcement Notice that is the date Junior Lender’s cure period applicable to such Senior Enforcement Notice, as more particularly set forth in Section 7(b) with respect to Senior Monetary Defaults or Section 7(c) with respect to Senior Non-Monetary Defaults, expires, unless Junior Lender has elected in writing to purchase the Senior Loan pursuant to Section 7(g) below, in which event “Junior Lender’s Outside Date” shall be the Purchase Closing Date.

“Junior Loan” or “Junior Loan Obligations” means all present and future indebtedness, obligations and liabilities of Borrower under the Junior Loan Documents, including (a) all principal (including principal which is borrowed, repaid and reborrowed), interest (including interest accruing subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law or the commencement of any Proceeding), default interest, late charges, prepayment fees, expenses, fees, reimbursement obligations relating to Junior Lender’s issuance or execution of standby letters of credit or developer’s agreements pertaining to the Property or surrounding properties, other reimbursements, interest rate swaps, collars or other interest rate protection agreements that Borrower may enter into with Junior Lender pertaining to the Junior Loan, indemnities and other amounts payable thereunder, in each case whether now or hereafter arising, direct or indirect, primary or secondary, joint, several or joint and several, liquidated or unliquidated, final or contingent, and whether incurred as maker, endorser or otherwise; (b) all indebtedness arising from all present and future optional or obligatory advances (including advances to cover overdrafts that pertain to the Property) under the Junior Note or any other Junior Loan Document, (c) any and all amendments, modifications, extensions, renewals, refinancing or refundings of any of such indebtedness, obligations or liabilities, and (d) any and all sums advanced or expended by Junior Lender (whether deemed optional or obligatory advances, or otherwise) which Junior Lender deems necessary or appropriate (1) to advance or complete construction of the Property and any Improvements and market the Property or any portion thereof for sale, (2) to repair, maintain or otherwise protect the Property and any Improvements or to prevent waste or destruction or to pay or prevent liens or to defend Borrower’s title or Junior Lender’s lien priority, (3) to pay taxes, assessments or insurance premiums in respect of the Property or any Improvements or to otherwise protect Junior Lender’s security interest in the Property, any Improvements and any other Collateral, or (4) in connection with Junior Lender’s protection or exercise of its rights or remedies under the Junior Loan Documents.  To the extent any payment on any of the Junior Loan Obligations, whether by or on behalf of Borrower, as proceeds of security or enforcement of any right of setoff or otherwise, is recovered by or required to be paid over to Borrower or a receiver, trustee in bankruptcy, liquidating trustee, agent or other Person in a Proceeding, such Junior Loan Obligation or any part thereof originally intended to be satisfied by such payment shall be deemed to be reinstated and outstanding as if such payment had not occurred.  All outstanding Junior Loan Obligations shall be and remain Junior Loan Obligations subordinate to the Senior Loan Obligations and superior to the Subordinate Loan Obligations for all purposes of this Agreement, regardless of whether they are allowed, not allowed or subordinated in any Proceeding.

“Junior Loan Agreement” is defined in Recital D.

“Junior Loan Documents” is defined in Recital D.

“Junior Loan Enforcement Action” means any (a) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action under the Junior Loan Documents by the Junior Lender against the Property or Borrower, including, without limitation, the taking of possession or control of the Property or instituting or participating in the institution of any Proceeding, (b) demand or action taken by the Junior Lender in order to collect all or any indebtedness under the Junior Loan Documents secured by the Property (other than acceleration of the Junior Loan, giving of notices of default and statements of overdue amounts and exercising rights expressly provided in the Lock Box Agreement) or (c) exercise of any default enforcement right or remedy available to Junior Lender under the Junior Loan Documents, at law, in equity or otherwise against the Borrower or the Property.

“Junior Loan Modification” is defined in Section 13.

“Junior Loan Purchase Price” means a purchase price equal to the aggregate amount outstanding, including principal, accrued interest, prepayment premium, exit fee, swap breakage costs, default interest, late charges, foreclosure or other enforcement expenses, attorneys’ fees, Protective Advances, and any other outstanding Junior Loan Obligations and reasonable costs of the Purchase incurred by the Junior Lender.

“Junior Monetary Default” means a Junior Default that can be cured solely by the payment of money.

“Junior Mortgage” is defined in Recital C.

“Junior Non-Monetary Default” means a Junior Default that cannot be cured solely by the payment of money.

“Junior Note” is defined in Recital C.

“Junior Permitted Scheduled Payments” is defined in Section 6.

“Junior Purchase” is defined in Section 8(e).

“Junior Purchase Closing Date” is defined in Section 8(e).

“Lender” means any of the Senior Lender, Junior Lender or Subordinate Lender, as applicable.

“Lender Purchase Notice” is defined in Section 7(g)(i).

“Loan Documents” means, collectively, the Senior Loan Documents, Junior Loan Documents and Subordinate Loan Documents.

“Loans” means, collectively, the Senior Loan, the Junior Loan and the Subordinate Loan.

“Lock Box Agreement” means the “Lock Box Agreement” as such term is defined in the Senior Loan Agreement.

“Non-Affiliated Subordinate Lender” is defined in Section 13.

“PAL Lease” is defined in the Senior Loan Agreement.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency, or instrumentality thereof.

“Purchase” is defined in Section 7(g)(ii).

“Purchase Closing Date” is defined in Section 7(g)(ii).

“Proceeding” means (a) any voluntary or involuntary case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or

(b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

“Property” means, collectively, the real property and all other property (whether real, personal or otherwise) encumbered by the Senior Mortgage, the Junior Mortgage and the Subordinate Mortgage.

“Protective Advances” means any and all sums advanced or expended by Senior Lender, Junior Lender or Subordinate Lender (whether deemed optional or obligatory advances, or otherwise) which Senior Lender, Junior Lender or Subordinate Lender, as the case may be, deems necessary or appropriate (a) to advance or complete construction of the Property and any Improvements and market the Property or any portion thereof for sale, (b) to repair, maintain or otherwise protect the Property and any Improvements or to prevent waste or destruction or to pay or prevent liens or to defend Borrower’s title or Senior Lender’s, Junior Lender’s or Subordinate Lender’s lien priority, (c) to pay taxes, assessments or insurance premiums in respect of the Property or any Improvements or to otherwise protect Senior Lender’s, Junior Lender’s or Subordinate Lender’s security interest in the Property, any Improvements and any other Collateral, or (d) in connection with Senior Lender’s, Junior Lender’s or Subordinate Lender’s protection or exercise of its rights or remedies under the Senior Loan Documents, Junior Loan Documents or the Subordinate Loan Documents, as the case may be.

“Senior Default” means a “Default” as such term is defined in the Senior Loan Agreement.

“Senior Default Notice” is defined in Section 7(a).

“Senior Enforcement Notice” is defined in Section 7(a).

“Senior Loan Agreement” is defined in Recital B.

“Senior Loan Documents” is defined in Recital B.

“Senior Loan Enforcement Action” means any (a) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action by the Senior Lender under the Senior Loan Documents against the Property or Borrower, including, without limitation, the taking of possession or control of the Property or instituting or participating in the institution of any Proceeding, (b) acceleration of the Senior Loan, or demand or action taken by the Senior Lender in order to collect all or any indebtedness under the Senior Loan Documents secured by the Property (other than giving of notices of default and statements of overdue amounts and exercising rights expressly provided in the Lock Box Agreement) or (c) exercise of any default enforcement right or remedy available to Senior Lender under the Senior Loan Documents, at law, in equity or otherwise against the Borrower or the Property.

“Senior Loan” or “Senior Loan Obligations” means all present and future indebtedness, obligations and liabilities of Borrower under the Senior Loan Documents, including (a) all principal (including principal which is borrowed, repaid and reborrowed), interest (including interest accruing subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law or the commencement of any Proceeding), default interest, late charges, prepayment fees, expenses, fees, reimbursement obligations relating to Senior Lender’s issuance or execution of standby letters of credit or developer’s agreements pertaining to the Property or surrounding properties, other reimbursements, interest rate swaps, collars or other interest rate protection agreements that Borrower may enter into with Senior Lender pertaining to the Senior Loan, indemnities and other amounts payable thereunder, in each case whether now or hereafter arising, direct or indirect, primary or secondary, joint, several or joint and several, liquidated or unliquidated, final or contingent, and whether incurred as maker, endorser or otherwise; (b) all indebtedness arising from all present and future optional or obligatory advances (including advances to cover overdrafts that pertain to the Property) under the Senior Note or any other Senior Loan Document, (c) any and all amendments, modifications, extensions, renewals, refinancing or refundings of any of such indebtedness, obligations or liabilities, and (d) any and all sums advanced or expended by Senior Lender (whether deemed optional or obligatory advances, or otherwise) which Senior Lender deems necessary or appropriate (1) to advance or complete construction of the Property and any Improvements and market the Property or any portion thereof for sale, (2) to repair, maintain or otherwise protect the Property and any Improvements or to prevent waste or destruction or to pay or prevent liens or to defend Borrower’s title or Senior Lender’s lien priority, (3) to pay taxes, assessments or insurance premiums in respect of the Property or any Improvements or to otherwise protect Senior Lender’s security interest in the Property, any Improvements and any other Collateral, or (4) in connection with Senior Lender’s protection or exercise of its rights or remedies under the Senior Loan Documents.  To the extent any payment on any of the Senior Loan Obligations, whether by or on behalf of Borrower, as proceeds of security or enforcement of any right of setoff or otherwise, is recovered by or required to be paid over to Borrower or a receiver, trustee in bankruptcy, liquidating trustee, agent or other Person in a Proceeding, such Senior Loan Obligation or any part thereof originally intended to be satisfied by such payment shall be deemed to be reinstated and outstanding as if such payment had not occurred.  All outstanding Senior Loan Obligations shall be and remain Senior Loan Obligations for all purposes of this Agreement, regardless of whether they are allowed, not allowed or subordinated in any Proceeding.

“Senior Loan Modification” is defined in Section 13.

“Senior Loan Purchase Price” means a purchase price equal to the aggregate amount outstanding, including principal, accrued interest, prepayment premium, exit fee, swap breakage costs, default interest, late charges, foreclosure or other enforcement expenses, attorneys’ fees, Protective Advances, and any other outstanding Senior Loan Obligations and reasonable costs of the Purchase incurred by the Senior Lender.

“Senior Monetary Default” means a Senior Default that can be cured solely by the payment of money.

“Senior Mortgage” is defined in Recital B.

“Senior Non-Monetary Default” means a Senior Default that cannot be cured solely by the payment of money.

“Senior Note” is defined in Recital A.

“SL Monetary Default Response Notice” is defined in Section 7(b)(ii).

“SL Non-Monetary Default Response Notice” is defined in Section 7(c)(ii).

“Special Modification Terms of Junior Loan Documents” means any amendment or modification of the Junior Loan Documents entered into after the date of this Agreement with respect to the following in order to: (a) increase the principal amount secured by the Junior Mortgage (other than increases in respect of Protective Advances) or amend the Junior Note or otherwise modify the amount or timing of the payments on the Junior Note, (b) increase the interest rate (other than a calculation of the increase to a default rate and imposition of late charges), (c) amend or modify the provisions limiting transfers of interests in the Borrower or the Property, (d) shorten the scheduled maturity date of the Junior Loan (except that Junior Lender may permit Borrower to exercise any extension options in accordance with the terms and provisions of the Junior Loan Documents), (e) amend the default section under the Junior Loan Documents in a manner that shortens grace or cure periods or adds any provisions to cross-default or cross-collateralize the Junior Loan with any other indebtedness, or (f) increase in any other material respect any monetary obligations of Borrower under the Junior Loan Documents.

“Special Modification Terms of Senior Loan Documents” means any amendment or modification of the Senior Loan Documents entered into after the date of this Agreement with respect to the following in order to: (a) increase the principal amount secured by the Senior Mortgage (other than increases in respect of Protective Advances), (b) increase the interest rate (other than a calculation of the increase to a default rate and imposition of late charges), (c) amend or modify the provisions limiting transfers of interests in the Borrower or the Property, (d) shorten the scheduled maturity date of the Senior Loan (except that Senior Lender may permit Borrower to exercise any extension options in accordance with the terms and provisions of the Senior Loan Documents), (e) amend the default section under the Senior Loan Documents in a manner that shortens grace or cure periods or adds any provisions to cross-default or cross-collateralize the Senior Loan with any other indebtedness, or (f) increase in any other material respect any monetary obligations of Borrower under the Senior Loan Documents except by entering into an interest rate swap or other similar interest rate hedging instrument.

“Special Modification Terms of Subordinate Loan Documents” means any amendment or modification of the Subordinate Loan Documents entered into after the date of this Agreement with respect to the following in order to: (a) increase the principal amount secured by the Subordinate Mortgage (other than increases in respect of Protective Advances), (b) increase the interest rate (other than a calculation of the increase to a default rate and imposition of late charges), (c) amend or modify the provisions limiting transfers of interests in the Borrower or the Property, (d) shorten the scheduled maturity date of the Subordinate Loan (except that Subordinate Lender may permit Borrower to exercise any extension options in accordance with the terms and provisions of the Subordinate Loan Documents), (e) amend the default section under the Subordinate Loan Documents in a manner that shortens grace or cure periods or adds any provisions to cross-default or cross-collateralize the Subordinate Loan with any other indebtedness, or (f) increase in any other material respect any monetary obligations of Borrower under the Subordinate Loan Documents.

“Subordinate Default” means a “Default” as such term is defined in the Subordinate Loan Documents.

“Subordinate Lender Response Notice” is defined in Section 7(b).

“Subordinate Lender’s Outside Junior Loan Date” means a date first occurring after the issuance of a Junior Enforcement Notice that is the date Subordinate Lender’s cure period applicable to such Junior Default Notice, as more particularly set forth in Section 8(b) with respect to Junior Monetary Defaults or Section 8(c) with respect to Junior Non-Monetary Defaults, as applicable below, expires unless Subordinate Lender has elected in writing to purchase the Junior Loan pursuant to Section 8(e) below, in which event, “Subordinate Lender’s Outside Junior Loan Date” shall be the Junior Purchase Closing Date with respect to the purchase of the Junior Loan.

“Subordinate Lender’s Outside Senior Loan Date” means a date first occurring after the issuance of a Senior Enforcement Notice that is the date Subordinate Lender’s cure period applicable to such Senior Default Notice, as more particularly set forth in Section 7(b) with respect to Senior Monetary Defaults or Section 7(c) with respect to Senior Non-Monetary Defaults, expires unless Subordinate Lender has elected in writing to purchase the Senior Loan and the Junior Loan pursuant to Section 7(g) below, in which event, “Subordinate Lender’s Outside Date” shall be the Senior Purchase Closing Date with respect to the purchase of the Senior Loan and Junior Loan.

“Subordinate Loan” or “Subordinate Loan Obligations” means all present and future indebtedness, obligations and liabilities of Borrower under the Subordinate Loan Documents, including (a) all principal (including principal which is borrowed, repaid and reborrowed), interest (including interest accruing subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law or the commencement of any Proceeding), default interest, late charges, prepayment fees, expenses, fees, reimbursement obligations relating to Subordinate Lender’s issuance or execution of standby letters of credit or developer’s agreements pertaining to the Property or surrounding properties, other reimbursements, interest rate swaps, collars or other interest rate protection agreements that Borrower may enter into with Subordinate Lender pertaining to the Subordinate Loan, indemnities and other amounts payable thereunder, in each case whether now or hereafter arising, direct or indirect, primary or secondary, joint, several or joint and several, liquidated or unliquidated, final or contingent, and whether incurred as maker, endorser or otherwise; (b) all indebtedness arising from all present and future optional or obligatory advances (including advances to cover overdrafts that pertain to the Property) under the Subordinate Note or any other Subordinate Loan Document, (c) any and all amendments, modifications, extensions, renewals, refinancing or refundings of any of such indebtedness, obligations or liabilities, and (d) any and all sums advanced or expended by Subordinate Lender (whether deemed optional or obligatory advances, or otherwise) which Subordinate Lender deems necessary or appropriate (1) to advance or complete construction of the Property and any Improvements and market the Property or any portion thereof for sale, (2) to repair, maintain or otherwise protect the Property and any Improvements or to prevent waste or destruction or to pay or prevent liens or to defend Borrower’s title or Subordinate Lender’s lien priority, (3) to pay taxes, assessments or insurance premiums in respect of the Property or any Improvements or to otherwise protect Subordinate Lender’s security interest in the Property, any Improvements and any other Collateral, or (4) in connection with Subordinate Lender’s protection or exercise of its rights or remedies under the Subordinate Loan Documents.  To the extent any payment on any of the Subordinate Loan Obligations, whether by or on behalf of Borrower, as proceeds of security or enforcement of any right of setoff or otherwise, is recovered by or required to be paid over to Borrower or a receiver, trustee in bankruptcy, liquidating trustee, agent or other Person in a Proceeding, such Subordinate Loan Obligation or any part thereof originally intended to be satisfied by such payment shall be deemed to be reinstated and outstanding as if such payment had not occurred.  All outstanding Subordinate Loan Obligations shall be and remain Subordinate Loan Obligations subordinate to both the Senior Loan Obligations and the Junior Loan Obligations for all purposes of this Agreement, regardless of whether they are allowed, not allowed or subordinated in any Proceeding.

“Subordinate Loan Agreement” is defined in Recital D.

“Subordinate Loan Documents” is defined in Recital D.

“Subordinate Loan Enforcement Action” means any (a) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action under the Subordinate Loan Documents by the Subordinate Lender against the Property or Borrower, including, without limitation, the taking of possession or control of the Property or instituting or participating in the institution of any Proceeding, (b) demand or action taken by the Subordinate Lender in order to collect all or any indebtedness under the Subordinate Loan Documents secured by the Property (other than acceleration of the Subordinate Loan, giving of notices of default and statements of overdue amounts and exercising rights expressly provided in the Lock Box Agreement) or (c) exercise of any default enforcement right or remedy available to Subordinate Lender under the Subordinate Loan Documents, at law, in equity or otherwise against the Borrower or the Property.

“Subordinate Loan Modification” is defined in Section 13.

“Subordinate Loan Purchase Price” means a purchase price equal to the aggregate amount outstanding, including principal, accrued interest, prepayment premium, exit fee, swap breakage costs, default interest, late charges, foreclosure or other enforcement expenses, attorneys’ fees, Protective Advances, and any other outstanding Subordinate Loan Obligations and reasonable costs of the Subordinate Purchase incurred by the Subordinate Lender.

“Subordinate Mortgage” is defined in Recital D.

“Subordinate Note” is defined in Recital D.

“Subordinate Permitted Scheduled Payments” is defined in Section 6.

“Subordinate Purchase” is defined in Section 13(b).

“Subordinate Purchase Closing Date” is defined in Section 13.

“Subordinate Purchase Notice” is defined in Section 8(e).

“Swap Contract” is defined in the Senior Loan Documents.

“Transfer” is defined in Section 13.

3.             Approval of Loans and Loan Documents; Funding.

(a)           Subordinate Lender hereby acknowledges that (i) subject to the terms and conditions of this Agreement, it hereby consents to and approves of the making of the Senior Loan and Junior Loan and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Senior Loan Documents and Junior Loan Documents, (ii) the execution, delivery and performance of the Senior Loan Documents and Junior Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Subordinate Loan Documents, (iii) Senior Lender is under no obligation or duty to, nor has Senior Lender represented that it will, see to the application of the proceeds of the Senior Loan by Borrower or any other Person to whom Senior Lender disburses such proceeds, (iv) any application or use of the proceeds of the Senior Loan for purposes other than those provided in the Senior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Senior Loan Documents, (v) Junior Lender is under no obligation or duty to, nor has Junior Lender represented that it will, see to the application of the proceeds of the Junior Loan by Borrower or any other Person to whom Junior Lender disburses such proceeds, and (vi) any application or use of the proceeds of the Junior Loan for purposes other than those provided in the Junior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Junior Loan Documents.  The foregoing consent and acknowledgement by Subordinate Lender is not intended and shall not be construed to (i) impose any duty or obligation on Subordinate Lender with respect to Senior Lender or Junior Lender or with respect to the Senior Loan Documents and Junior Loan Documents other than as expressly set forth in this Agreement (and no such duty or obligation shall be implied), or

(ii) amend or modify the respective obligations of the parties to the Subordinate Loan Documents other than as expressly set forth herein.

(b)           Junior Lender hereby acknowledges that (i) subject to the terms and conditions of this Agreement, it hereby consents to and approves of the making of the Senior Loan and Subordinate Loan and, subject to the terms and provisions of this Agreement, the terms of the Senior Loan Documents and Subordinate Loan Documents, (ii) the execution and delivery of the Senior Loan Documents and Subordinate Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Junior Loan Documents, (iii) each of the Senior Lender and Subordinate Lender is under no obligation or duty to, nor has either of the Senior Lender or Subordinate Lender represented that it will, see to the application of the proceeds of the Senior Loan or Subordinate Loan by Borrower or any other Person to whom each of the Senior Lender and Subordinate Lender disburses such proceeds and (iv) any application or use of the proceeds of the Senior Loan and Subordinate Loan for purposes other than those provided in the Senior Loan Documents and Subordinate Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Senior Loan Documents or Subordinate Loan Documents, respectively.  The foregoing consent and acknowledgement by Junior Lender is not intended and shall not be construed to (i) impose any duty or obligation on Junior Lender with respect to Senior Lender or Subordinate Lender or with respect to the Senior Loan Documents and Subordinate Loan Documents other than as expressly set forth in this Agreement (and no such duty or obligation shall be implied), or (ii) amend or modify the respective obligations of the parties to the Junior Loan Documents other than as expressly set forth herein.

(c)           Senior Lender hereby acknowledges that (i) subject to the terms and conditions of this Agreement, it hereby consents to and approves of the making of the Junior Loan and Subordinate Loan and, subject to the terms and provisions of this Agreement, the terms of the Junior Loan Documents and Subordinate Loan Documents, (ii) the execution and delivery of the Junior Loan Documents and Subordinate Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Senior Loan Documents, (iii) each of the Junior Lender and Subordinate Lender is under no obligation or duty to, nor has either of the Junior Lender or Subordinate Lender represented that it will, see to the application of the proceeds of the Junior Loan or Subordinate Loan, respectively, by Borrower or any other Person to whom Junior Lender or Subordinate Lender, respectively, disburses such proceeds and (iv) any application or use of the proceeds of the Junior Loan and Subordinate Loan for purposes other than those provided in the Junior Loan Documents and Subordinate Loan Documents, respectively, shall not affect, impair or defeat the terms and provisions of this Agreement or the Junior Loan Documents or Subordinate Loan Documents.  The foregoing consent and acknowledgement by Senior Lender is not intended and shall not be construed to (i) impose any duty or obligation on Senior Lender with respect to Junior Lender and Subordinate Lender or with respect to the Junior Loan Documents or Subordinate Loan Documents other than as expressly set forth in this Agreement (and no such duty or obligation shall be implied), or (ii) amend or modify the respective obligations of the parties to the Senior Loan Documents other than as expressly set forth herein.

(d)           Notwithstanding anything herein to the contrary, Senior Lender, Junior Lender and Subordinate Lender agree that, except for the Initial Advance of the Senior Loan, the Subordinate Loan shall be funded in full prior to the time that the Junior Loan and Senior Loan are funded, and, except for the Initial Advance of the Senior Loan, the Junior Loan shall be funded in full prior to the time that the Senior Loan is funded.

4.             Representations, Warranties and Covenants.

(a)           Subordinate Lender hereby represents, warrants and covenants as follows:

(i)            Subordinate Lender has delivered to Senior Lender and Junior Lender true, correct and complete copies of the Subordinate Loan Documents as same exist as of the date hereof.  Exhibit B attached hereto and made a part hereof is a true, correct and complete listing of all of the Subordinate Loan Documents as of the date hereof.  To Subordinate Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under any of the Subordinate Loan Documents.  Subordinate Lender has no knowledge of any previous default or event of default under any of the Subordinate Loan Documents which has not been cured or waived.

(ii)           Subordinate Lender is the sole legal and beneficial owner of the entire Subordinate Loan.

(iii)          Subordinate Lender shall deliver to Senior Lender and Junior Lender copies of any amendments to any one or more of the Subordinate Loan Documents within a reasonable time after any of such applicable instruments have been executed by Subordinate Lender.  Notwithstanding anything herein to the contrary, Subordinate Lender shall provide Senior Lender with prompt notice of a Subordinate Default.

(iv)          This Agreement has been duly authorized by Subordinate Lender, the persons executing, acknowledging, and delivering this Agreement on behalf of Subordinate Lender are fully authorized to do so, and all of the terms and provisions of this Agreement are enforceable against Subordinate Lender and its successors and assigns, except to the extent that such enforceability may be limited by laws generally affecting the enforcement of creditors’ rights or by principles of equity.  Any consents required in order for Subordinate Lender to execute this Agreement and perform its obligations hereunder have been obtained.

(v)           Subordinate Lender acknowledges and understands that Senior Lender and Junior Lender will rely upon the certification, warranties, representations, covenants, and agreements contained in this Agreement as a material consideration and inducement in making, extending or modifying the loan evidenced by the Senior Note or Junior Note.

(vi)          Subordinate Lender acknowledges and understands that Senior Lender and Junior Lender are lending money and extending credit to Borrower on the basis of Borrower’s financial status as an independent entity, separate and apart from any other entity, including without limitation Subordinate Lender or any other affiliate of Borrower, and that Senior Lender and Junior Lender expect to be able to look to the assets of Borrower for the satisfaction of their respective loans.

(b)           Junior Lender hereby represents, warrants and covenants as follows:

(i)            Junior Lender has delivered to Senior Lender and Subordinate Lender true, correct and complete copies of the Junior Loan Documents as same exist as of the date hereof.  Exhibit C attached hereto and made a part hereof is a true, correct and complete listing of the Junior Loan Documents as of the date hereof.  To Junior Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under any of the Junior Loan Documents.  Junior Lender has no knowledge of any previous default or event of default under any of the Junior Loan Documents which has not been cured or waived.

(ii)           Junior Lender is the sole legal and beneficial owner of the Junior Loan.

(iii)          Junior Lender shall deliver to Senior Lender and Subordinate Lender copies of any amendments to any one or more of the Junior Loan Documents within a reasonable time after any of such applicable instruments have been executed by Senior Lender.  Notwithstanding anything herein to the contrary, Junior Lender shall provide Senior Lender with prompt notice of a Junior Default.

(iv)          This Agreement has been duly authorized by Junior Lender, the persons executing, acknowledging, and delivering this Agreement on behalf of Junior Lender are fully authorized to do so, and all of the terms and provisions of this Agreement are enforceable against Junior Lender and its successors and assigns, except to the extent that such enforceability may be limited by laws generally affecting the enforcement of creditors’ rights or by principles of equity.  Any consents required in order for Junior Lender to execute this Agreement and perform its obligations hereunder have been obtained.

(v)           Junior Lender acknowledges and understands that Senior Lender and Subordinate Lender will rely upon the certification, warranties, representations, covenants, and agreements contained in this Agreement as a material consideration and inducement in making, extending or modifying the loans evidenced by the Senior Note and the Subordinate Note.

(c)           Senior Lender hereby represents, warrants and covenants as follows:

(i)            Senior Lender has delivered to Junior Lender and Subordinate Lender true, correct and complete copies of the Senior Loan Documents as same exist as of the date hereof.  Exhibit D attached hereto and made a part hereof is a true, correct and complete listing of the Senior Loan Documents as of the date hereof.  To Senior Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under any of the Senior Loan Documents.  Senior Lender has no knowledge of any previous default or event of default under any of the Senior Loan Documents which has not been cured or waived.

(ii)           Senior Lender is the sole legal and beneficial owner of the Senior Loan.

(iii)          Senior Lender shall deliver to Junior Lender and Subordinate Lender copies of any amendments to any one or more of the Senior Loan Documents within a reasonable time after any of such applicable instruments have been executed by Senior Lender.

(iv)          This Agreement has been duly authorized by Senior Lender, the persons executing, acknowledging, and delivering this Agreement on behalf of Senior Lender are fully authorized to do so, and all of the terms and provisions of this Agreement are enforceable against Senior Lender and its successors and assigns, except to the extent that such enforceability may be limited by laws generally affecting the enforcement of creditors’ rights or by principles of equity.  Any consents required in order for Senior Lender to execute this Agreement and perform its obligations hereunder have been obtained.

(v)           Senior Lender acknowledges and understands that Junior Lender and Subordinate Lender will rely upon the certification, warranties, representations, covenants, and agreements contained in this Agreement as a material consideration and inducement in making, extending or modifying the loans evidenced by the Junior Note and the Subordinate Note.

5.             Subordination.

(a)           Subject to the terms of this Agreement, Subordinate Lender, for itself and its successors and assigns (including, without limitation, all subsequent holders of the Subordinate Note and the Subordinate Mortgage) does hereby subordinate (a) the Subordinate Mortgage and all other Subordinate Loan Documents, (b) all of the Subordinate Loan Obligations, and (c) all of its right, title, security interest, lien, and interest in and to the Property, any Improvements thereon and any other Collateral and all sales proceeds, other proceeds, rents, issues, and profits therefrom, to first, (A)(i) the Senior Mortgage and all other Senior Loan Documents, (ii) all of the Senior Loan Obligations, (iii) all of the right, title, security interest, lien and interest held by Senior Lender and its successors and assigns (including, without limitation, all subsequent holders of the Senior Note and the Senior Mortgage), in and to the Property, any Improvements thereon and any other Collateral and all sales proceeds, proceeds from insurance or condemnation, other proceeds, rents, issues, and profits therefrom, under and pursuant to (X) the Senior Note, (Y) the Senior Mortgage, and (Z) all other Senior Loan Documents, and any and all extensions, renewals, modifications, and replacements thereof and second, (B)(i) the Junior Mortgage and all other Junior Loan Documents, (ii) all of the Junior Loan Obligations, (iii) all of the right, title, security interest, lien and interest held by Junior Lender and its successors and assigns (including, without limitation, all subsequent holders of the Junior Note and the Junior Mortgage), in and to the Property, any Improvements thereon and any other Collateral and all sales proceeds, proceeds from insurance or condemnation, other proceeds, rents, issues, and profits therefrom, under and pursuant to (X) the Junior Note, (Y) the Junior Mortgage, and (Z) all other Junior Loan Documents, and any and all extensions, renewals, modifications, and replacements thereof.  From and after the date hereof, all of the documents, indebtedness, right, title, security interest, lien, and interest described in clauses (a), (b) and (c) above in this paragraph shall be subject and subordinate to all of the documents, indebtedness, right, title, security interest, lien, and interest described in clauses (A)(i), (ii) and (iii) and (B)(i), (ii) and (iii) above in this paragraph.

(b)           Subject to the terms of this Agreement, Junior Lender, for itself and its successors and assigns (including, without limitation, all subsequent holders of the Junior Note and the Junior Mortgage) does hereby subordinate (a) the Junior Mortgage and all other Junior Loan Documents, (b) all of the Junior Loan Obligations, and (c) all of its right, title, security interest, lien, and interest in and to the Property, any Improvements thereon and any other Collateral and all sales proceeds, other proceeds, rents, issues, and profits therefrom, to (i) the Senior Mortgage and all other Senior Loan Documents, (ii) all of the Senior Loan Obligations, (iii) all of the right, title, security interest, lien and interest held by Senior Lender and its successors and assigns (including, without limitation, all subsequent holders of the Senior Note and the Senior Mortgage), in and to the Property, any Improvements thereon and any other Collateral and all sales proceeds, proceeds from insurance or condemnation, other proceeds, rents, issues, and profits therefrom, under and pursuant to (X) the Senior Note, (Y) the Senior Mortgage, and (Z) all other Senior Loan Documents, and any and all extensions, renewals, modifications, and replacements thereof.  From and after the date hereof, all of the documents, indebtedness, right, title, security interest, lien, and interest described in clauses (a), (b) and (c) above in this paragraph shall be subject and subordinate to all of the documents, indebtedness, right, title, security interest, lien, and interest described in clauses (i), (ii) and (iii) above in this paragraph.

6.             Permitted Scheduled Payments; Permitted Sales Proceeds Payments.

(a)           Subordinate Lender, for itself and its successors and assigns (including, without limitation, all subsequent holders of the Subordinate Note and the Subordinate Mortgage) does hereby agree that, notwithstanding anything provided in the Subordinate Loan Documents to the contrary, but subject to the terms of the Lock Box Agreement, so long as the Senior Loan Obligations and Junior Loan Obligations remain outstanding, unless both Senior Lender and Junior Lender shall consent in writing:

(i)            Default; No Payments.  Except as otherwise provided in the Lock Box Agreement, no payment shall be made on account of the Subordinate Loan Obligations at any time when a Senior Default is existing under the Senior Loan Documents or a Junior Default is existing under the Junior Loan Documents.

(ii)           Subordinate Permitted Scheduled Payments.  So long as no Senior Default is existing under the Senior Loan Documents and no Junior Default is existing under the Junior Loan Documents, Subordinate Lender may collect and receive Subordinate Permitted Scheduled Payments on account of the Subordinate Loan Obligations.  As used herein, “Subordinate Permitted Scheduled Payments” shall mean the payments permitted to be made with respect to Subordinate Loan Obligations pursuant to Section 4.1 of the Lock Box Agreement.

(iii)          Subordinate Lender Payments Held In Trust For Senior Lender and Junior Lender.  In the event that any payment is made to Subordinate Lender which is not permitted under this Agreement, such payments shall be held by Subordinate Lender in trust for the benefit of first, Senior Lender and second, Junior Lender, and shall be paid forthwith over and delivered: first, to Senior Lender for application to the payment of all of the Senior Loan Obligations remaining unpaid; and second, to Junior Lender for application to the payment of all Junior Loan Obligations remaining unpaid, subject to the terms of the Lock Box Agreement.

(b)           Junior Lender, for itself and its successors and assigns (including, without limitation, all subsequent holders of the Junior Note and the Junior Mortgage) but subject to the terms of the Lock Box Agreement, does hereby agree that, notwithstanding anything provided in the Junior Loan Documents to the contrary, so long as the Senior Loan Obligations remain outstanding, unless Senior Lender shall consent in writing:

(i)            Default; No Payments.  Except as otherwise provided in the Lock Box Agreement, no payment shall be made on account of the Junior Loan Obligations at any time when a Senior Default is existing under the Senior Loan Documents.

(ii)           Junior Permitted Scheduled Payments.  So long as no Senior Default is existing under the Senior Loan Documents, Junior Lender may collect and receive Junior Permitted Scheduled Payments on account of the Junior Loan Obligations.  As used herein, “Junior Permitted Scheduled Payments” shall mean the payments permitted to be made with respect to the Junior Loan Obligations pursuant to Section 4.1 of the Lock Box Agreement.

(iii)          Junior Lender Payments Held In Trust For Senior Lender.  In the event that any payment is made to Junior Lender which is not permitted under this Agreement, such payments shall be held by Junior Lender in trust for the benefit of Senior Lender and shall be paid forthwith over and delivered to Senior Lender for application to the payment of all of the Senior Loan Obligations remaining unpaid, subject to the terms of the Lock Box Agreement.

7.             Default Under Senior Loan Documents.

(a)           Senior Default Notice and Senior Enforcement Notice.  Prior to commencing any Senior Loan Enforcement Action, Senior Lender shall deliver to Subordinate Lender and Junior Lender two (2) written notices, as follows: (i) a copy of any written notice (the “Senior Default Notice”) sent by Senior Lender to Borrower regarding the occurrence of a Senior Default, which shall be delivered to Junior Lender and Subordinate Lender substantially concurrently with the delivery of such Senior Default Notice to Borrower, and (ii) written notice (the “Senior Enforcement Notice”) that Senior Lender intends to commence a Senior Loan Enforcement Action by reason of such Senior Default, which shall be delivered to Junior Lender and Subordinate Lender at a time determined by Senior Lender, but only after the period allowed for Borrower to cure such Senior Default, if any, in the Senior Loan Documents has expired.  Senior Lender shall forbear from actually commencing such Senior Loan Enforcement Action until the later of Junior Lender’s Outside Date or Subordinate Lender’s Outside Date.

(b)           Senior Monetary Default.  The following provisions set forth in this Section 7(b) shall be applicable if Senior Lender sends a Senior Enforcement Notice with respect to a Senior Monetary Default:

(i)            Upon delivery of a Senior Enforcement Notice with respect to a Senior Monetary Default, Junior Lender shall, within five (5) Business Days after such delivery, send written notice (the “JL Monetary Default Election Notice”) to Senior Lender and Subordinate Lender that either (A) Junior Lender intends to cure such Senior Monetary Default, in which event the JL Monetary Default Election Notice to Senior Lender shall be accompanied by payment to the Senior Lender of immediately available funds sufficient to cure the Senior Monetary Default, or (B) Junior Lender has elected to first give Subordinate Lender the right to cure such Senior Monetary Default.  If Junior Lender fails to send a JL Monetary Election Notice within five (5) Business Days after delivery of the Senior Enforcement Notice, then Junior Lender shall be deemed to have elected the option described in clause (B) of the preceding sentence.  If Junior Lender elects (or is deemed to have elected) to first give Subordinate Lender the right to cure such Senior Monetary Default and thereafter Subordinate Lender elects (or is deemed to have elected) not to cure the Senior Monetary Default pursuant to Section 7(b)(ii) below, then Junior Lender shall have until the fifteenth (15th) Business Day after delivery of the Senior Enforcement Notice within which to cure such Senior Monetary Default.

(ii)           If Junior Lender elects (or is deemed to have elected) to first give Subordinate Lender the right to cure a Senior Monetary Default pursuant to Section 7(b)(i) above, then Subordinate Lender shall have five (5) Business Days after delivery of the JL Monetary Default Election Notice (or, if no JL Monetary Default Election Notice is sent, ten (10) Business Days after delivery of the Senior Enforcement Notice) to send written notice (the “SL Monetary Default Response Notice”) to Junior Lender and Senior Lender stating either (A) that Subordinate Lender has elected to cure such Senior Monetary Default, in which event the SL Monetary Default Response Notice to Senior Lender shall be accompanied by payment to the Senior Lender of immediately available funds in an amount sufficient to cure the Senior Monetary Default, or (B) that Subordinate Lender has elected not to cure such Senior Monetary Default.  If Subordinate Lender fails to send a SL Monetary Default Response Notice within five (5) Business Days after delivery of the JL Monetary Default Election Notice (or, if no JL Monetary Default Election Notice is sent, within ten (10) Business Days after delivery of the Senior Enforcement Notice), then Subordinate Lender shall be deemed to have elected the option described in clause (B) of the preceding sentence.  If Subordinate Lender elects (or is deemed to have elected) not to cure the Senior Monetary Default, then Junior Lender may elect to cure same pursuant to the last sentence in Section 7(b)(i) above.  Notwithstanding anything contained herein to the contrary, if Subordinate Lender elects (or is deemed to have elected) not to cure the Senior Monetary Default, then Subordinate Lender shall be deemed to have waived any right it may have to cure such Senior Monetary Default.  In such event, Junior Lender shall have the sole right (but not the obligation) to cure the Senior Monetary Default in accordance with Section 7(b)(i) above and not later than fifteen (15) Business Days after delivery of the Senior Enforcement Notice.

(c)           Senior Non-Monetary Default.  The following provisions set forth in this Section 7(c) shall be applicable if Senior Lender sends a Senior Enforcement Notice with respect to a Senior Non-Monetary Default:

(i)            Upon delivery of a Senior Enforcement Notice from Senior Lender pursuant to Section 7(a)(ii) with respect to a Senior Non-Monetary Default, Junior Lender shall, within ten (10) days after such delivery, send written notice (the “JL Non-Monetary Default Election Notice”) to Senior Lender and Subordinate Lender that either (A) Junior Lender will attempt to cure such Senior Non-Monetary Default, in which event Junior Lender shall be allowed thirty (30) days after the date of the Senior Enforcement Notice to effect such cure, or (B) Junior Lender has elected to first give Subordinate Lender the right to cure such Senior Non-Monetary Default.  If Junior Lender fails to send a JL Non-Monetary Default Election Notice within ten (10) days after delivery of the Senior Enforcement Notice, then Junior Lender shall be deemed to have elected the option described in clause (B) of the preceding sentence.  If Junior Lender elects (or is deemed to have elected) to first give Subordinate Lender the right to cure such Senior Non-Monetary Default and thereafter Subordinate Lender elects (or is deemed to have elected) not to cure the Senior Non-Monetary Default pursuant to Section 7(c)(ii) below, then Junior Lender shall have forty (40) days after delivery of the Senior Enforcement Notice within which to cure such Senior Non-Monetary Default.

(ii)           If Junior Lender elects (or is deemed to have elected) to give Subordinate Lender the right to cure a Senior Non-Monetary Default pursuant to Section 7(c)(i) above, then Subordinate Lender shall have ten (10) days after delivery of the JL Non-Monetary Default Election Notice (or, if no JL

Non-Monetary Default Election Notice is sent, twenty (20) days after such delivery of the Senior Enforcement Notice) to send written notice (the “SL Non-Monetary Default Response Notice”) to Junior Lender and Senior Lender stating either (A) that Subordinate Lender will attempt to cure such Senior Non-Monetary Default, in which event Subordinate Lender shall be allowed forty (40) days after such delivery of the Senior Enforcement Notice to effect such cure, or (B) that Subordinate Lender has elected not to cure such Senior Non-Monetary Default.  If Subordinate Lender fails to send a SL Non-Monetary Default Response Notice within ten (10) days after delivery of the JL Non-Monetary Default Election Notice (or, if no JL Non-Monetary Default Election Notice is sent, within twenty (20) days after delivery of the Senior Enforcement Notice), then Subordinate Lender shall be deemed to have elected the option described in clause (B) of the preceding sentence.  Notwithstanding anything contained herein to the contrary, if Subordinate Lender elects (or is deemed to have elected) not to cure the Senior Non-Monetary Default, then Subordinate Lender shall be deemed to have waived any right it may have to cure such Senior Non-Monetary Default.  In such event, Junior Lender shall have the sole right (but not the obligation) to cure the Senior Non-Monetary Default in accordance with Section 7(c)(i) above and not later than forty (40) days after delivery of the Senior Enforcement Notice.

(iii)          If Junior Lender elects in its JL Non-Monetary Default Election Notice to attempt to cure the Senior Non-Monetary Default but fails to cure same within thirty (30) days after delivery of the Senior Enforcement Notice, then Subordinate Lender shall have until forty (40) days after the delivery of the Senior Enforcement Notice within which to cure such Senior Non-Monetary Default.

(iv)          If Subordinate Lender elects in its SL Non-Monetary Default Response Notice to attempt to cure the Senior Non-Monetary Default but fails to cure same within forty (40) days after delivery of the Senior Enforcement Notice as provided in Section 7(c)(ii) above, then Junior Lender shall have until fifty (50) days after delivery of the Senior Enforcement Notice within which to cure such Senior Non-Monetary Default.

(d)           Termination of Cure Periods Upon Bankruptcy.  The cure periods set forth in the foregoing provisions of this Section 7 shall automatically terminate upon the occurrence of a Bankruptcy Event.

(e)           [Reserved.]

(f)            [Reserved.]

(g)           Rights to Purchase Senior and Junior Loans.

(i)            At any time following delivery of a Senior Default Notice and prior to the delivery by Senior Lender of a Senior Enforcement Notice, either the Junior Lender or the Subordinate Lender, as applicable, may send written notice

(the “Lender Purchase Notice”) to Senior Lender and Junior Lender and/or Subordinate Lender, as applicable, as follows: (A) in the case of notice by Junior Lender, notice that Junior Lender intends to purchase the Senior Loan at the Senior Loan Purchase Price, or (B) in the case of notice by Subordinate Lender, notice that Subordinate Lender intends to purchase the Senior Loan at the Senior Loan Purchase Price and the Junior Loan at the Junior Loan Purchase Price (it being expressly agreed that Subordinate Lender may not purchase the Senior Loan unless concurrently therewith Subordinate Lender also purchases the Junior Loan at the Junior Loan Purchase Price).  Upon delivery of a Lender Purchase Notice, the Lender delivering such notice shall have the exclusive right to purchase the Senior Loan (or the Senior Loan and the Junior Loan, in the event Subordinate Lender gives the Purchase Notice) until the Purchase Closing Date (as hereinafter defined).

(ii)           If either Junior Lender or Subordinate Lender elects in writing to purchase the Senior Loan (and, in the case of Subordinate Lender, the Junior Loan as well) (the “Purchase”), the Purchase shall close on a date selected by Junior Lender or Subordinate Lender, as applicable, that is not later than thirty (30) days after the delivery of the Lender Purchase Notice (the “Purchase Closing Date”).  If Junior Lender is the purchaser, concurrently with payment to Senior Lender of the Senior Loan Purchase Price: (A) Senior Lender shall deliver or cause to be delivered to Junior Lender all Senior Loan Documents held by or on behalf of Senior Lender, and (B) Senior Lender shall execute in favor of Junior Lender (or its designee) assignment documentation, in form and substance reasonably acceptable to Junior Lender, assigning the Senior Loan and its rights under the Senior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Senior Loan and as to Senior Lender’s not having assigned or encumbered its rights in the Senior Loan).  Upon consummation of the Purchase by Junior Lender, Junior Lender shall be subrogated to the rights of Senior Lender under the Senior Loan Documents.  If Subordinate Lender is the purchaser, concurrently with payment to the Senior Lender of the Senior Loan Purchase Price and to the Junior Lender of the Junior Loan Purchase Price: (1) Senior Lender shall deliver or cause to be delivered to Subordinate Lender all Senior Loan Documents held by or on behalf of Senior Lender; (2) Senior Lender shall execute in favor of Subordinate Lender (or its designee) assignment documentation, in form and substance reasonably acceptable to Subordinate Lender, assigning the Senior Loan and its rights under the Senior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Senior Loan and as to Senior Lender’s not having assigned or encumbered its rights in the Senior Loan); (3) Junior Lender shall deliver or cause to be delivered to Subordinate Lender all Junior Loan Documents held by or on behalf of Junior Lender; and (4) Junior Lender will execute in favor of Subordinate Lender (or its designee) assignment documentation, in form and substance reasonably acceptable to Subordinate Lender, assigning the Junior Loan and its rights under the Junior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Junior Loan and as to Junior

Lender’s not having assigned or encumbered its rights in the Junior Loan).  Upon consummation of the Purchase by Subordinate Lender, Subordinate Lender shall be subrogated to the rights of Senior Lender under the Senior Loan Documents and the Junior Lender under the Junior Loan Documents.  If a Lender Purchase Notice is sent pursuant to Section 7.1(g)(i) and this Section 7.1(g)(ii), Senior Lender shall forbear from sending a Senior Enforcement Notice until such time as the Purchase Closing Date has passed without the contemplated sale and purchase of the Senior Loan (or both the Senior Loan and the Junior Loan if the Lender Purchase Notice was sent by Subordinate Lender) having occurred.

(iii)          Junior Lender shall also have the option to consummate a Purchase of the Senior Loan for the Senior Loan Purchase Price, and Subordinate Lender shall also have the option to consummate a Purchase of the Senior Loan for the Senior Loan Purchase Price and of the Junior Loan for the Junior Loan Purchase Price, at any time during the period beginning on the date of acceleration of the Senior Loan and ending on the date prior to the date a foreclosure or trustee’s sale (or deed in lieu of foreclosure) is conducted or consummated in respect of the Senior Loan.  Junior Lender may exercise such option by sending written notice of such exercise to Senior Lender together with the deposit of immediately available funds in the amount of the Senior Loan Purchase Price with an escrow agent reasonably satisfactory to the Senior Lender, and in such event Junior Lender shall purchase the Senior Loan for the Senior Loan Purchase Price within ten (10) Business Days after such notice is delivered (but in any event prior to the scheduled date of such foreclosure or trustee’s sale (or deed in lieu of foreclosure)).  Concurrently with payment to Senior Lender of the Senior Loan Purchase Price: (A) Senior Lender shall deliver or cause to be delivered to Junior Lender all Senior Loan Documents held by or on behalf of Senior Lender, and (B) Senior Lender shall execute in favor of Junior Lender (or its designee) assignment documentation, in form and substance reasonably acceptable to Junior Lender, assigning the Senior Loan and its rights under the Senior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Senior Loan and as to Senior Lender’s not having assigned or encumbered its rights in the Senior Loan).  Upon consummation of the Purchase, Junior Lender shall be subrogated to the rights of Senior Lender under the Senior Loan Documents.

Subordinate Lender may exercise the option referred to in the preceding paragraph of this clause (iii) by sending written notice of such exercise to Senior Lender and Junior Lender, together with the deposit of immediately available funds in the amount of the Senior Loan Purchase Price and Junior Lender Purchase Price with an escrow agent reasonably satisfactory to the Senior Lender and Junior Lender, and in such event Subordinate Lender shall purchase the Senior Loan for the Senior Loan Purchase Price and the Junior Loan for the Junior Loan Purchase Price within ten (10) Business Days after such notice is delivered (but in any event prior to the scheduled date of such foreclosure or trustee’s sale (or deed in lieu of foreclosure)).  Concurrently with payment to Senior Lender of the Senior Loan Purchase Price and to Junior Lender of the Junior Loan Purchase

Price: (A) Senior Lender and Junior Lender shall deliver or cause to be delivered to Subordinate Lender all Senior Loan Documents held by or on behalf of Senior Lender and Junior Lender, and (B) Senior Lender and Junior Lender shall execute in favor of Subordinate Lender (or its designee) assignment documentation, in form and substance reasonably acceptable to Subordinate Lender, assigning the Senior Loan and its rights under the Senior Loan Documents and the Junior Loan and its rights under the Junior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Senior Loan and the Junior Loan, respectively, and as to Senior Lender’s or Junior Lender’s as appropriate not having assigned or encumbered its rights in the relevant Loan).  Upon consummation of the Purchase, Subordinate Lender shall be subrogated to the rights of Senior Lender under the Senior Loan Documents and Junior Lender under the Junior Loan Documents.

(iv)          Notwithstanding anything to the contrary herein, upon delivery of a Senior Enforcement Notice by Senior Lender to Subordinate Lender, Subordinate Lender shall have ten (10) days during which it shall have the exclusive right to provide to the Senior Lender and the Junior Lender a Lender Purchase Notice.  If Subordinate Lender fails to provide such Lender Purchase Notice within such ten (10) day period, Subordinate Lender shall have no further right to provide a Lender Purchase Notice with respect to such Senior Enforcement Notice except as provided in Section 7(g)(iii) above.  At the expiration of such ten (10) day period, subject to clause (iii), Junior Lender shall have an additional ten (10) day period within which to provide a Lender Purchase Notice.  Thereafter, neither Subordinate Lender nor Junior Lender shall have any right to provide a Lender Purchase Notice in connection with the applicable Senior Enforcement Notice (except as provided in Section 7(g)(iii) above).

(v)           Upon delivery of a Lender Purchase Notice, the Lender delivering such notice shall have the exclusive right to purchase the Senior Loan (and the Junior Loan, if applicable) until the Purchase Closing Date.

(h)           Failure to Cure Senior Default or Purchase Senior Loan.  If (i) Junior Lender fails to either cure the Senior Default that was the subject of the Senior Enforcement Notice or to purchase the Senior Loan prior to the Purchase Closing Date, if any, and (ii) Subordinate Lender fails to either cure the Senior Default that was the subject of the Senior Enforcement Notice or to purchase the Senior Loan and the Junior Loan prior to the Purchase Closing Date, if any, then Senior Lender shall, in addition to the right to take a Senior Loan Enforcement Action, have the right to amend, modify, restructure or extend the Senior Mortgage or any other Senior Loan Documents (including without limitation any and all Special Modification Terms of Senior Loan Documents) without notice to or the consent of Junior Lender and Subordinate Lender.  In such event, the Junior Loan, the Junior Mortgage and the other Junior Loan Documents and the Subordinate Loan, the Subordinate Mortgage and the other Subordinate Loan Documents and all indebtedness, obligations, liens and security interests evidenced or secured thereby or from time to time outstanding thereunder shall continue to be junior, subject, and subordinate in all respects to the Senior Loan, the

Senior Mortgage and the Senior Loan Documents, as so amended, modified, extended, or restructured (including without limitation any and all Special Modification Terms of Senior Loan Documents); provided, however, that in no event shall the principal amount of the Senior Loan be increased except by reason of Protective Advances.  Third parties including title insurance companies insuring the priority of the Senior Mortgage are hereby authorized to rely on this provision as to the priority of the Senior Loan Documents, as so amended, modified, extended or restructured, without any requirement to confirm such senior position from Junior Lender or the Subordinate Lender.

8.             Default Under Junior Loan Documents.

(a)           Junior Default Notice and Junior Enforcement Notice.  Prior to commencing any Junior Loan Enforcement Action, subject to Section 9(a) hereof, Junior Lender shall provide Senior Lender and Subordinate Lender with two (2) written notices, as follows: (i) a copy of any written notice (the “Junior Default Notice”) sent by Junior Lender to Borrower regarding the occurrence of a Junior Default, which shall be delivered to Senior Lender and Junior Lender substantially concurrently with the delivery of such Junior Default Notice to Borrower, and (ii) written notice (the “Junior Enforcement Notice”) that, subject to Section 9(a) hereof, Junior Lender intends to commence a Junior Loan Enforcement Action by reason of such Junior Default, which shall be delivered to Senior Lender and Subordinate Lender at a time determined by Junior Lender, but only after the period allowed for Borrower to cure such Junior Default in the Junior Loan Documents has expired.  Junior Lender shall forbear from actually commencing such Junior Loan Enforcement Action until Subordinate Lender’s Outside Junior Loan Date, provided that any Junior Loan Enforcement Action is subject to Section 9(a) hereof.

(b)           Junior Monetary Default.  Upon receipt of a Junior Enforcement Notice with respect to a Junior Monetary Default, Subordinate Lender shall have a period of five (5) Business Days after such receipt within which Subordinate Lender may (but shall not be obligated to) cure such Junior Monetary Default by making payment to Junior Lender in immediately available funds sufficient to cure the Junior Monetary Default.

(c)           Junior Non-Monetary Default.  Upon receipt of a Junior Enforcement Notice with respect to a Junior Non-Monetary Default, Subordinate Lender shall, within 10 Business Days after such receipt, send written notice (the “Subordinate Non-Monetary Default Election Notice”) to Senior Lender and Junior Lender that either (i) Subordinate Lender will attempt to cure such Junior Non-Monetary Default, in which event Subordinate Lender shall be allowed thirty (30) days after such Subordinate Non-Monetary Default Election Notice to effect such cure, or (ii) Subordinate Lender has elected not to cure such Junior Non-Monetary Default.  If Subordinate Lender fails to send a Subordinate Non-Monetary Default Election Notice within 10 Business Days after delivery of the Junior Enforcement Notice, then Subordinate Lender shall be deemed to have elected the option described in clause (ii) of the preceding sentence.

(d)           Termination of Cure Periods Upon Bankruptcy.  The cure periods set forth in the foregoing provisions of this Section 8 shall automatically terminate upon the occurrence of a Bankruptcy Event.

(e)           Subordinate Lender’s Right to Purchase Junior Loan.

(i)            Upon receipt of a Junior Enforcement Notice, Subordinate Lender may, within ten (10) Business Days after such receipt, send written notice (the “Subordinate Purchase Notice”) to Junior Lender and Senior Lender that Subordinate Lender intends to purchase the Junior Loan at the Junior Loan Purchase Price.  If Subordinate Lender fails to send the Subordinate Purchase Notice within such ten (10) Business Day period, Subordinate Lender shall be deemed to have waived its right to purchase the Junior Loan in connection with such Junior Enforcement Notice.

(ii)           If Subordinate Lender elects in writing to purchase the Junior Loan (the “Junior Purchase”), the Junior Purchase shall close on a date selected by Subordinate Lender that is not later than forty (40) days after the delivery of a copy of the Junior Enforcement Notice to Subordinate Lender (the “Junior Purchase Closing Date”).  On the Junior Purchase Closing Date, Subordinate Lender shall pay the Junior Loan Purchase Price to Junior Lender and concurrently therewith: (A) Junior Lender shall deliver or cause to be delivered to Subordinate Lender all Junior Loan Documents held by or on behalf of Junior Lender, and (B) Junior Lender shall execute in favor of Subordinate Lender (or its designee) assignment documentation, in form and substance reasonably acceptable to Subordinate Lender, assigning the Junior Loan and its rights under the Junior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Junior Loan and as to Junior Lender’s not having assigned or encumbered its rights in the Junior Loan).  Upon consummation of the Junior Purchase, Subordinate Lender shall be subrogated to the rights of Junior Lender under the Junior Loan Documents.

(f)            Failure to Cure Junior Default.  If Subordinate Lender fails to cure the Junior Default that was the subject of the Junior Enforcement Notice or to purchase the Junior Loan prior to Subordinate Lender’s Junior Outside Date, then Junior Lender shall have the right, subject to Section 9(a) hereof, to amend, modify, restructure or extend the Junior Mortgage or any other Junior Loan Documents (including without limitation any and all Special Modification Terms of Junior Loan Documents) without notice to or the consent of Subordinate Lender but with the consent of the Senior Lender if required pursuant to Section 10(b) hereof.  In such event, the Subordinate Loan, the Subordinate Mortgage and the other Subordinate Loan Documents and all indebtedness, obligations, liens and security interests evidenced or secured thereby or from time to time outstanding thereunder shall continue to be junior, subject, and subordinate in all respects to the Junior Loan, the Junior Mortgage and the Junior Loan Documents, as so amended, modified, extended, or restructured (including without limitation any and all Special Modification Terms of Junior Loan Documents).  Third parties including title insurance companies insuring the priority of the Junior Mortgage are hereby authorized to rely on this provision as to the priority of the Junior Loan Documents, as so amended, modified, extended or restructured, without any requirement to confirm such senior position from Subordinate Lender.

(g)           During such time as the Senior Loan Obligations have been satisfied in whole, the Junior Lender shall be considered the Senior Lender for purposes hereof, and the Subordinate Lender shall be considered the Junior Lender, and the provisions hereof shall continue to apply as though the Junior Loan were the Senior Loan and the Subordinate Loan the Junior Loan.

9.             Restrictions on Enforcement by Junior Lender and Subordinate Lender.

(a)           Junior Lender.  Notwithstanding anything contained herein to the contrary, so long as any of the Senior Loan Obligations remain outstanding, Junior Lender must obtain the prior written consent of the Senior Lender prior to commencing any Junior Loan Enforcement Action.

(b)           Subordinate Lender.  Notwithstanding anything contained herein to the contrary, so long as any of the Senior Loan Obligations or Junior Loan Obligations remain outstanding, Subordinate Lender shall not, without the prior written consent of both Senior Lender and Junior Lender, commence any Subordinate Loan Enforcement Action.

10.           Modification of Loan Documents.

(a)           Except as otherwise provided in Section 7(h), Senior Lender shall not modify any of the Special Modification Terms of the Senior Loan Documents without the prior written approval of Subordinate Lender and Junior Lender (which approval shall not be unreasonably withheld, conditioned or delayed).  Subordinate Lender and Junior Lender shall approve or disapprove any proposed Special Modification Terms of Senior Loan Documents within ten (10) Business Days after delivery of written notice of such terms, and such approval shall be deemed denied if Subordinate Lender and Junior Lender shall fail to approve any proposed Special Modification Terms of Senior Loan Documents within ten (10) Business Days after delivery of written notice of such terms.  Senior Lender shall have the right, without the consent of Junior Lender or Subordinate Lender in each instance, to enter into any amendment, deferral, extension, modification, renewal, replacement, consolidation, supplement or waiver of the Senior Loan or the Senior Loan Documents which is not a Special Modification Term of Senior Loan Documents.

(b)           Junior Lender shall not modify any of the Special Modification Terms of Junior Loan Documents without the prior written approval of Subordinate Lender (except as otherwise provided in Section 8(f)) and Senior Lender (which approval shall not be unreasonably withheld, conditioned or delayed).  Subordinate Lender and Senior Lender shall approve or disapprove any proposed Special Modification Terms of Junior Loan Documents within ten (10) Business Days after delivery of written notice of such terms, and such approval shall be deemed denied if Subordinate Lender and Senior Lender shall fail to approve any proposed Special Modification Terms of Junior Loan Documents within ten (10) Business Days after delivery of written notice of such terms.  Subject to Section 9(a), Junior Lender shall have the right, without the consent of Senior Lender or Subordinate Lender in each instance, to enter into any amendment, deferral, extension, modification, renewal, replacement, consolidation, supplement or waiver of the Junior Loan or the Junior Loan Documents which is not a Special Modification Term of Junior Loan Documents.

(c)           Subordinate Lender shall not modify any of the Special Modification Terms of Subordinate Loan Documents without the prior written approval of Junior Lender and Senior Lender (which approval shall not be unreasonably withheld, conditioned or delayed).  Junior Lender and Senior Lender shall approve or disapprove any proposed Special Modification Terms of Subordinate Loan Documents within ten (10) Business Days after delivery of written notice of such terms, and such approval shall be deemed denied if Junior Lender and Senior Lender shall fail to approve any proposed Special Modification Terms of Subordinate Loan Documents within ten (10) Business Days after delivery of written notice of such terms.  Subject to Section 9(b), Subordinate Lender shall have the right, without the consent of Senior Lender or Junior Lender in each instance, to enter into any amendment, deferral, extension, modification, renewal, replacement, consolidation, supplement or waiver of the Subordinate Loan or the Subordinate Loan Documents which is not a Special Modification Term of Subordinate Loan Documents.

(d)           Notwithstanding the foregoing provisions, any amounts funded by the Senior Lender under the Senior Loan Documents, the Junior Lender under the Junior Loan Documents or the Subordinate Lender under the Subordinate Loan Documents as a result of (i) the making of any Protective Advances or other advances by the Senior Lender, Junior Lender or the Subordinate Lender, or (ii) interest accruals or accretions and any compounding thereof (including default interest), shall not be deemed to contravene this Section 10, nor will the act of entering into a Swap Contract.

11.           Freedom of Action.

(a)           Each of Subordinate Lender and Junior Lender agrees that Senior Lender may at any time and from time to time, without the consent of Subordinate Lender or Junior Lender, and without affecting the subordination and other agreements herein made by Subordinate Lender or Junior Lender, enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver of the Senior Loan or the Senior Loan Documents or enter into a Swap Contract (subject, however, to the restriction on Special Modification Terms of Senior Loan Documents set forth herein), and may also do any one or more of the following in Senior Lender’s sole and absolute discretion (subject, however, to the restriction on Special Modification Terms of Senior Loan Documents set forth herein):

(i)            Extend, renew, modify, amend, diminish or waive any of the terms of any of the Senior Loan Documents, including, without limitation, those arising out of building cost revisions, change orders or changes to the plans and specifications, or any payment provisions under any of the Senior Loan Documents, relating to the Property or any Improvements, or any payment provisions under any of the Senior Loan Documents, or grant any other indulgence to Borrower or any other Person in respect of any or all of the Senior Loan Obligations or any other matter or enter into a Swap Contract;

(ii)           Make such Protective Advances as Senior Lender may deem appropriate (it being understood that Senior Lender has not in any way committed to make any such advance);

(iii)          Add or substitute, or take any action or omit to take any action which results in the release of any endorser, guarantor or any collateral or security;

(iv)          Apply any sums received from Borrower, any guarantor, endorser, or cosigner, or from the disposition of any Collateral or security, to any indebtedness whatsoever owing from such Person or secured by such Collateral or security, in such manner and order as Senior Lender determines in its sole discretion, and regardless of whether such indebtedness is part of the Senior Loan Obligations, is secured, or is due and payable;

(v)           Make loans or advances to Borrower secured in whole or in part by the Collateral or refrain from making any such loans or advances;

(vi)          Accept partial payments of, compromise or settle, refuse to enforce, or release all or any parties to, any or all of the Senior Loan Obligations;

(vii)         Settle, release (with or without receipt of consideration therefor, and whether by operation of law or otherwise), compound, compromise, collect or liquidate any of the Senior Loan Obligations in any manner permitted by applicable law; provided, however, Senior Lender shall not release any of the Collateral or any guarantor of the Senior Loan Obligations prior to Subordinate Lender’s Outside Senior Loan Date or Junior Lender’s Outside Date; and

(viii)        Accept, release (with or without receipt of consideration), waive, surrender, enforce, exchange, modify, impair or extend the time for the performance, discharge or payment of, any and all property of any kind securing any or all of the Senior Loan Obligations or any guaranty of any or all of the Senior Loan Obligations, or on which Senior Lender at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; Senior Lender is not under and shall not hereafter be under any obligation to marshal any assets in favor of Subordinate Lender, or against or in payment of any or all of the Senior Loan Obligations, and may proceed against any of the Collateral in such order and manner as it elects; provided, however, Senior Lender shall not release any of the Collateral or any guarantor of the Senior Loan Obligations prior to Subordinate Lender’s Outside Senior Loan Date or Junior Lender’s Outside Date.

(b)           All such actions, rights and matters set forth in Sections 11(a)(i) through 11(a)(viii) above shall be senior in all respects to the Junior Loan Obligations and Junior Loan Documents and Subordinate Loan Obligations and the Subordinate Loan Documents which shall automatically be subordinate to such actions, rights and matters set forth in (a)(i) through (viii) above.  Third parties, including title insurance companies insuring the priority of the Senior Loan Documents, are hereby authorized to rely upon this provision as to the priority of such matters without requirement to confirm such senior position from Junior Lender or Subordinate Lender.

(c)           Each of Subordinate Lender and Senior Lender agrees that Junior Lender may at any time and from time to time, without the consent of Subordinate Lender or Senior Lender, but subject to Section 9(a) hereof, and without affecting the subordination and other agreements herein made by Subordinate Lender, and without affecting the senior priority and other agreements made by the Senior Lender, enter into any amendment, deferral, extension, modification, renewal, replacement, consolidation, supplement or waiver of the Junior Loan or the Junior Loan Documents (subject, however, to the restriction on Special Modification Terms of Junior Loan Documents) and may also do any one or more of the following in Junior Lender’s sole and absolute discretion (subject, however, to the restriction on Special Modification Terms of Junior Loan Documents set forth herein):

(i)            Extend, renew, modify, amend, diminish or waive any of the terms of any of the Junior Loan Documents, including, without limitation, those arising out of building cost revisions, change orders or changes to the plans and specifications, or any payment provisions under any of the Junior Loan Documents, relating to the Property or any Improvements, or any payment provisions under any of the Junior Loan Documents, or grant any other indulgence to Borrower or any other Person in respect of any or all of the Junior Loan Obligations or any other matter;

(ii)           Make such Protective Advances as Junior Lender may deem appropriate (it being understood that Junior Lender has not in any way committed to make any such advance);

(iii)          Add or substitute, or take any action or omit to take any action which results in the release of any endorser, guarantor or any collateral or security;

(iv)          Apply any sums received from Borrower, any guarantor, endorser, or cosigner, or from the disposition of any Collateral or security, to any indebtedness whatsoever owing from such Person or secured by such Collateral or security, in such manner and order as Junior Lender determines in its sole discretion, and regardless of whether such indebtedness is part of the Junior Loan Obligations, is secured, or is due and payable;

(v)           Make loans or advances to Borrower secured in whole or in part by the Collateral or refrain from making any such loans or advances;

(vi)          Accept partial payments of, compromise or settle, refuse to enforce, or release all or any parties to, any or all of the Junior Loan Obligations;

(vii)         Settle, release (with or without receipt of consideration therefor, and whether by operation of law or otherwise), compound, compromise, collect or liquidate any of the Junior Loan Obligations in any manner permitted by applicable law; provided, however, Junior Lender shall not release any of the Collateral or any guarantor of the Junior Loan Obligations prior to Subordinate Lender’s Outside Junior Loan Date; and

(viii)        Accept, release (with or without receipt of consideration), waive, surrender, enforce, exchange, modify, impair or extend the time for the performance, discharge or payment of, any and all property of any kind securing any or all of the Junior Loan Obligations or any guaranty of any or all of the Junior Loan Obligations, or on which Junior Lender at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; Junior Lender is not under and shall not hereafter be under any obligation to marshal any assets in favor of Subordinate Lender, or against or in payment of any or all of the Junior Loan Obligations, and may proceed against any of the Collateral in such order and manner as it elects; provided, however, Junior Lender shall not release any of the Collateral or any guarantor of the Junior Loan Obligations prior to Subordinate Lender’s Outside Junior Loan Date.

(d)           All such actions, rights and matters set forth in Sections 11(c)(i) through 11(c)(viii) above shall be (x) senior in all respects to the Subordinate Loan Obligations and the Subordinate Loan Documents which shall automatically be subordinate to such actions, rights and matters set forth in (c)(i) through (c)(viii) above and (y) subordinate in all respects to the Senior Loan Obligations and Senior Loan Documents.  Third parties, including title insurance companies insuring the priority of the Junior Loan Documents, are hereby authorized to rely upon this provision as to the priority of such matters without requirement to confirm such senior position from Subordinate Lender.

12.           Dealings with Borrower.

(a)           In making disbursements under any of the Senior Loan Documents, Senior Lender has no duty to, nor has Senior Lender represented that it will, see to the application of any proceeds by the Person or Persons to whom Senior Lender disburses such proceeds.  Any application or use of such proceeds for purposes other than those provided for in the Senior Loan Documents does not and shall not defeat the subordination herein made, in whole or in part.

(b)           In making disbursements under any of the Senior Loan Documents, Senior Lender may waive any and all conditions to a disbursement contained in the Senior Loan Documents.  No such waiver shall defeat the subordination herein made, in whole or in part.

(c)           The rights granted to Senior Lender hereunder are solely for its protection and nothing herein contained shall impose on Senior Lender any duties with respect to Borrower, Junior Lender or Subordinate Lender.

(d)           In making disbursements under any of the Junior Loan Documents, Junior Lender has no duty to, nor has Junior Lender represented that it will, see to the application of any proceeds by the Person or Persons to whom Junior Lender disburses such proceeds.  Any application or use of such proceeds for purposes other than those provided for in the Junior Loan Documents does not and shall not defeat the subordination herein made, in whole or in part.

(e)           In making disbursements under any of the Junior Loan Documents, Junior Lender may waive any and all conditions to a disbursement contained in the Junior Loan Documents.  No such waiver shall defeat the subordination herein made, in whole or in part.

(f)            The rights granted to Junior Lender hereunder are solely for its protection, and nothing herein contained shall impose on Junior Lender any duties with respect to Borrower or Subordinate Lender.

(g)           Notwithstanding anything to the contrary contained herein, any consent or approval rights of Lenders under the Delegated Consent Documents (as defined in Exhibit E) shall be subject to the provisions of Exhibit E attached hereto and made a part hereof.  Each of Senior Lender, Junior Lender and Subordinate Lender hereby acknowledge and agree that each of the Borrower and the other parties to such Delegated Consent Documents is expressly made a third party beneficiary of the provisions of Exhibit E solely for the purposes of enforcing the provisions of Exhibit E and that Borrower and the other parties to such Delegated Consent Documents shall be entitled to rely on the provisions of Exhibit E in connection with satisfying their respective obligation(s) to obtain any consent and/or approval of any Lender under any of the Delegated Consent Documents.  No modification, amendment, termination or waiver of the provisions of Exhibit E shall be binding upon Borrower or such other parties to such Delegated Consent Documents except as expressly set forth in a writing signed by each such Person.

13.           Restrictions on Transfer of Subordinate Loan.

(a)           With respect to the initial Subordinate Lender or any successor or assign of the initial Subordinate Lender that is an Affiliate of Subordinate Lender (each, an “Affiliated Subordinate Lender”), such Affiliated Subordinate Lender agrees that it shall not sell, assign, pledge, encumber or otherwise transfer (each, a “Transfer”) any portion of its interest in the Subordinate Loan Documents without the prior written consent of Junior Lender, which consent shall not be unreasonably withheld, conditioned or delayed.  If Subordinate Lender desires to Transfer the Subordinate Loan, Subordinate Lender shall send notice to Junior Lender describing the identity of the proposed transferee and requesting Junior Lender’s approval thereof (a copy of such notice shall be simultaneously provided to the Senior Lender).  Within ten (10) Business Days after delivery of such notice, Junior Lender shall respond to Subordinate Lender with a notice either approving or disapproving the contemplated Transfer (a copy of such notice shall be simultaneously provided to the Senior Lender).  If Junior Lender fails to respond to a notice sent by Subordinate Lender requesting Junior Lender’s approval of a Transfer within ten (10) Business Days after delivery, the Junior Lender shall be deemed to have approved such Transfer.  Any Transfer made in violation of this Section 13(a) shall be deemed void.

(b)           After the consummation of a Transfer of the Subordinate Loan to a party other than an Affiliated Subordinate Lender (a “Non-Affiliated Subordinate Lender”), such Non-Affiliated Subordinate Lender agrees that it shall not Transfer any portion of its interest in the Subordinate Loan Documents without the prior written consent of Junior Lender, which consent may be withheld only if the proposed transferee of the Non-Affiliated Subordinate Lender’s interest in the Subordinate Loan Documents is a Person with which the Junior Lender has previously been in a dispute that was the subject of a court or arbitration proceeding within the then preceding six years.  If a Non-Affiliated Subordinate Lender desires to Transfer the Subordinate Loan, such Non-Affiliated Subordinate Lender shall send notice to Junior Lender describing the identity of the proposed transferee and requesting Junior Lender’s approval thereof (a copy of such notice shall be simultaneously provided to the Senior Lender).  Within ten (10) Business Days after delivery of such notice, Junior Lender shall respond to Subordinate Lender with a notice either approving or disapproving the contemplated Transfer (a copy of such notice shall be simultaneously provided to the Senior Lender).  If Junior Lender disapproves the proposed Transfer, Junior Lender shall include in its notice the reasons for such disapproval.  If Junior Lender disapproves the proposed Transfer for any reason other than that the proposed transferee is a Person with which the Junior Lender has previously been in a dispute that was the subject of a court or arbitration proceeding within the then preceding six years, then Junior Lender shall, within thirty (30) days after providing such notice (the “Subordinate Purchase Closing Date”), purchase the Subordinate Loan (the “Subordinate Purchase”) at the Subordinate Loan Purchase Price as provided in Section 13(c) below.

(c)           If the Junior Lender purchases the Subordinate Loan pursuant to the preceding Section 13(b), then, concurrently with payment to Non-Affiliated Subordinate Lender of the Subordinate Loan Purchase Price: (A) Non-Affiliated Subordinate Lender shall deliver or cause to be delivered to Junior Lender all Subordinate Loan Documents held by or on behalf of Non-Affiliated Subordinate Lender, and (B) Non-Affiliated Subordinate Lender shall execute in favor of Junior Lender (or its designee) assignment documentation, in form and substance reasonably acceptable to Junior Lender, assigning the Subordinate Loan and its rights under the Subordinate Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Subordinate Loan and as to Non-Affiliated Subordinate Lender’s not having assigned or encumbered its rights in the Subordinate Loan).  Upon consummation of the Subordinate Purchase, Junior Lender shall be subrogated to the rights of Non-Affiliated Subordinate Lender under the Subordinate Loan Documents.

(d)           Notwithstanding anything to the contrary in this Section 13 or otherwise in this Agreement, any Affiliated Subordinate Lender or Non-Affiliated Subordinate Lender shall have the right to transfer its interest in the Subordinate Loan (or any part thereof or interest therein) to an Affiliate upon fifteen (15) days’ prior written notice to (but without the consent of) Senior Lender and Junior Lender and delivery to Senior Lender and Junior Lender by such Affiliate of an assumption agreement whereby it assumes all of such Non-Affiliated Subordinate Lender’s obligations hereunder.

14.           Assignment of the Junior Loan Obligations.  Junior Lender may assign or transfer any or all of the Junior Loan Obligations and/or any interest therein or herein and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Junior Loan Obligations shall be and remain senior to the Subordinate Loan Obligations, and the Subordinate Loan Obligations shall be and remain subject and subordinate to the Junior Loan for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Junior Loan Obligations or of any interest therein or herein shall, to the extent of the interest of such assignee or transferee in the Junior Loan Obligations, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were Junior Lender; provided, however, that, unless Junior Lender shall otherwise consent in writing, Junior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of Junior Lender, as to those portions of the Junior Loan Obligations which Junior Lender has not assigned or transferred.

15.           Assignment of the Senior Loan Obligations.  Senior Lender may assign or transfer any or all of the Senior Loan Obligations and/or any interest therein or herein and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Loan Obligations shall be and remain senior to the Junior Loan Obligations and Subordinate Loan Obligations, and the Subordinate Loan Obligations shall be and remain subject and subordinate to the Junior Loan Obligations and Senior Loan Obligations for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Loan Obligations or of any interest therein or herein shall, to the extent of the interest of such assignee or transferee in the Senior Loan Obligations, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were Senior Lender; provided, however, that, unless Senior Lender shall otherwise consent in writing, Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of Senior Lender, as to those portions of the Senior Loan Obligations which Senior Lender has not assigned or transferred.

16.           Intent to Sell.  If Senior Lender intends to solicit purchasers to purchase all of its interest in the Senior Loan in whole and such purchasers are a Person other than the Junior Lender, the Subordinate Lender or the Borrower or any Affiliate thereof, Senior Lender shall give Junior Lender prompt written notice of its intent to sell and shall use reasonable best efforts, if there is a bidding process for the purchase of such Senior Loan, to include the Junior Lender in such bidding process.

17.           Acquisition of Senior Loan by Borrower or Subordinate Lender Prohibited.  Notwithstanding anything contained herein to the contrary, other than a sale pursuant to Section 7, Senior Lender shall not sell the Senior Loan to Borrower, Subordinate Lender, or any

Affiliate of Borrower or Subordinate Lender, unless either (a) concurrently therewith, the Junior Loan is sold to the same party on terms acceptable to the Junior Lender in its sole discretion, or (b) the prior written consent of Junior Lender has been obtained (which consent may be given or withheld in the sole discretion of Junior Lender).  Subordinate Lender shall not purchase, or allow any Affiliate of Subordinate Lender to purchase, other than a sale pursuant to Section 7, the Senior Loan, unless (i) concurrently therewith, the Junior Loan is sold to the same party on terms acceptable to the Junior Lender in its sole discretion, or (ii) the prior written consent of Junior Lender is obtained (which consent may be given or withheld in the sole discretion of Junior Lender).

18.           Casualty.  Subject to the terms of the Lock Box Agreement, in the event of a casualty to the buildings or improvements constructed on any portion of the Property or a condemnation or taking under a power of eminent domain of all or any portion of the Property, Senior Lender shall have a first and prior interest in and to any payments, awards, proceeds, distributions, or consideration arising from any such event (the “Award”).  If the amount of the Award is in excess of all amounts owed to Senior Lender under the Senior Loan Documents (the amount of such excess is referred to herein as the “Excess”), however, and either the Senior Loan has been paid in full or Borrower is entitled to a remittance of same under the Senior Loan Documents other than to restore the Property, the Excess or portion to be so remitted to Borrower shall, to the extent permitted in the Senior Loan Documents, be paid to or at the direction of Junior Lender, and if the Junior Lender has been paid all amounts due, to or at the direction of the Subordinate Lender unless other Persons have claimed the right to such Excess, in which case Senior Lender (or Junior Lender if there is no Senior Lender) shall only be required to provide notice to Junior Lender and Subordinate Lender of the Excess and of any other claims thereto.  In the event of any competing claims for any Excess, Senior Lender (or Junior Lender if there is no Senior Lender) shall continue to hold the Excess until Senior Lender (or Junior Lender if there is no Senior Lender) receives an agreement signed by all Persons making a claim to the Excess or a final order of a court of competent jurisdiction directing Senior Lender (or Junior Lender if there is no Senior Lender) as to how and to which Person(s) the Excess is to be distributed.  Notwithstanding the foregoing, but subject to the terms of the Lock Box Agreement, in the event of a casualty or condemnation, Senior Lender (or Junior Lender if there is no Senior Lender) shall release the Award to the Borrower if and to the extent required by the terms and conditions of the Senior Loan Documents (or Junior Loan Documents if there is no Senior Lender) and the Lock Box Agreement to repair and restore the Premises in accordance with the terms and provisions of the Senior Loan Documents (or Junior Loan Documents if there is no Senior Lender).  Any portion of the Award made available to the Borrower for the repair or restoration of the Premises shall not be subject to attachment by Junior Lender and Subordinate Lender.

19.           Bankruptcy.

(a)           Upon any distribution of the assets or properties of Borrower or upon any dissolution, winding up, liquidation, bankruptcy or reorganization involving Borrower (whether in bankruptcy, insolvency or receivership proceedings or any other Proceeding, or upon an assignment for the benefit of creditors or otherwise):

(i)            Senior Lender shall first be entitled to receive payment in full of the principal of and interest on the Senior Loan Obligations and all fees and any other payments (including post-petition interest and all costs and expenses) due pursuant to the terms of the Senior Loan Documents, before Junior Lender is entitled to receive any payment on account of the Junior Loan Obligations; and Junior Lender shall then be entitled to receive payment in full of the principal of and interest on the Junior Loan Obligations and all fees and any other payments (including post-petition interest and all costs and expenses) due pursuant to the terms of the Junior Loan Documents, before Subordinate Lender is entitled to receive any payment on account of the Subordinate Loan Obligations.  The Junior Lender acknowledges and agrees that its distributions in bankruptcy may be diminished in order to pay the Senior Loan Obligations and all fees and any other payments (including post-petition interest and all costs and expenses) to the extent the Senior Lender receives payment on its secured claim in bankruptcy exceeding the value of collateral encumbered by the Senior Lender’s lien; the Subordinate Lender acknowledges and agrees that its distributions in bankruptcy may be diminished in order to pay the Senior Loan Obligations and/or the Junior Loan Obligations and all fees and any other payments (including post-petition interest and all costs and expenses) to the extent the Senior Lender and/or the Junior Lender receive payment on their secured claims in bankruptcy exceeding the value of collateral encumbered by their liens.

(ii)           Any payment or distribution of the assets or properties of Borrower of any kind or character, whether in cash, property, or securities, to which Subordinate Lender would be entitled except for the provisions of this Agreement, shall be paid by the debtor in possession, liquidating trustee or agent or other person making such payment or distribution directly to first, Senior Lender and second, Junior Lender; and any payment or distribution of the assets or properties of Borrower of any kind or character, whether in cash, property, or securities, to which Junior Lender would be entitled except for the provisions of this Agreement, shall be paid by the debtor in possession, liquidating trustee or agent or other person making such payment or distribution directly to Senior Lender; and

(iii)          In the event that, notwithstanding the foregoing, any payment or distribution of the assets or properties of Borrower of any kind or character, whether in cash, property, or securities, shall be received by Subordinate Lender on account of principal, interest, fees, or other amounts on or with respect to the Subordinate Loan Obligations before all of the Senior Loan Obligations and Junior Loan Obligations are paid in full, such payments or distribution shall be received and held in trust for and shall be paid over first, to Senior Lender forthwith, for application to the payment of the Senior Loan Obligations until all such Senior Loan Obligations shall have been paid in full in accordance with the terms of the Senior Loan Documents and second to Junior Lender forthwith, for application to the payment of the Junior Loan Obligations until all such Junior Loan Obligations shall have been paid in full in accordance with the terms of the Junior Loan Documents.

(b)           To effectuate the foregoing, Subordinate Lender does hereby irrevocably assign to first, Senior Lender and second, Junior Lender all of Subordinate Lender’s rights as a secured or unsecured creditor in any Proceeding and first (i) authorizes Senior Lender to take, or refrain from taking, any action to assert, enforce, modify, waive, release or extend Subordinate Lender’s lien and/or claim in such Proceeding, including but not limited to (A) filing a proof of claim arising out of the Subordinate Loan Obligations, (B) voting or refraining from voting claims arising from the Subordinate Loan Obligations, either in Senior Lender’s name or in the name of Senior Lender as attorney-in-fact of Subordinate Lender, (C) accepting or rejecting any payment or distribution made with respect to any claim arising from the Subordinate Loan Obligations and applying such payment and distribution to payment of Senior Lender’s claim until the Senior Loan Obligations are paid and satisfied in full in accordance with their terms, and (D) taking any and all actions and executing any and all instruments necessary to effectuate the foregoing and, among other things, to establish Senior Lender’s entitlement to assert Subordinate Lender’s claim in such Proceeding, provided that notwithstanding the foregoing provisions, with respect to any plan of reorganization proposed in a Proceeding in respect of which creditors are voting, Senior Lender may vote on behalf of Subordinate Lender only if the proposed plan would result in Senior Lending being “impaired” (as such term is defined in the Bankruptcy Code); and second, (ii) if Senior Lender has been paid in full all amounts payable under the Senior Loan Documents, authorizes Junior Lender to take, or refrain from taking, any action to assert, enforce, modify, waive, release or extend Subordinate Lender’s lien and/or claim in such Proceeding, including but not limited to (A) filing a proof of claim arising out of the Subordinate Loan Obligations, (B) voting or refraining from voting claims arising from the Subordinate Loan Obligations, either in Junior Lender’s name or in the name of Junior Lender as attorney-in-fact of Subordinate Lender, (C) accepting or rejecting any payment or distribution made with respect to any claim arising from the Subordinate Loan Obligations and applying such payment and distribution to payment of Junior Lender’s claim until the Junior Loan Obligations are paid and satisfied in full in accordance with their terms, and (D) taking any and all actions and executing any and all instruments necessary to effectuate the foregoing and, among other things, to establish Junior Lender’s entitlement to assert Subordinate Lender’s claim in such Proceeding, provided that notwithstanding the foregoing provisions, with respect to any plan of reorganization proposed in a Proceeding in respect of which creditors are voting, Junior Lender (if there is no Senior Lender) may vote on behalf of Subordinate Lender only if the proposed plan would result in Junior Lender being “impaired” (as such term is defined in the Bankruptcy Code).

20.           Additional Waivers and Agreements.

(a)           Subordinate Lender waives the right to require Senior Lender to proceed against Borrower or any other Person liable on any Senior Loan Obligation or Junior Lender or to proceed against or exhaust any security held from Borrower or other Person, or to pursue any other remedy in Senior Lender’s power whatsoever, and Subordinate Lender waives the right to have the property of Borrower applied to the discharge of, first, any Senior Loan Obligation and, second, any Junior Loan Obligation.  Junior Lender waives the right to require Senior Lender to proceed against Borrower or any other Person liable on any Senior Loan Obligation, to proceed against or exhaust any security held from Borrower or other Person, or to pursue any other remedy in Senior Lender’s power whatsoever, and Junior Lender waives the right to have the property of Borrower first applied to the discharge of any Senior Loan Obligation.  Subject to the terms of this Agreement, the Lock Box Agreement and the Senior Loan Documents, Senior Lender may, at its election, exercise any right or remedy Senior Lender may have against Borrower or any security held by Senior Lender, including, without limitation, the right to foreclose upon any such security by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, without affecting or impairing in any way the obligations of Subordinate Lender hereunder, except to the extent, first, the Senior Loan Obligations and, second, Junior Loan Obligations have been paid, and Subordinate Lender waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy against Borrower or any such security, whether resulting from such election by Senior Lender or otherwise except to the extent expressly set forth in this Agreement.

(b)           Subordinate Lender assumes all responsibility for keeping itself informed as to the condition (financial or otherwise), business, assets and operations of Borrower, the condition of any Collateral and all other circumstances that might in any way affect Subordinate Lender’s risk under this Agreement (including, without limitation, the risk of nonpayment of the Senior Loan Obligations or Junior Loan Obligations), and Senior Lender and Junior Lender shall have no duty or obligation whatsoever to obtain or disclose to Subordinate Lender any information or documents relative to such condition, business, assets, or operations of Borrower or such risk, whether acquired by Senior Lender or Junior Lender in the course of its relationship with Borrower or otherwise.

(c)           Junior Lender assumes all responsibility for keeping itself informed as to the condition (financial or otherwise), business, assets and operations of Borrower, the condition of any Collateral and all other circumstances that might in any way affect Junior Lender’s risk under this Agreement (including, without limitation, the risk of nonpayment of the Senior Loan Obligations), and Senior Lender shall have no duty or obligation whatsoever to obtain or disclose to Junior Lender any information or documents relative to such condition, business, assets, or operations of Borrower or such risk, whether acquired by Senior Lender in the course of its relationship with Borrower or otherwise.

(d)           Subordinate Lender shall have no duty or obligation whatsoever to obtain or disclose to Junior Lender or Senior Lender any information or documents relative to the condition, business, assets, or operations of Borrower, whether acquired by Subordinate Lender in the course of its relationship with Borrower or otherwise.

(e)           The Subordinate Note shall bear a legend indicating that payment of the Subordinate Loan Obligations is subject to the terms of this Agreement.

(f)            The Junior Note shall bear a legend indicating that payment of the Junior Loan Obligations is subject to the terms of this Agreement.

(g)           Subordinate Lender acknowledges that each of the Senior Lender and Junior Lender has made no warranties or representations to it with respect to the due execution, legality, validity, completeness or enforceability of the Senior Loan Documents or Junior Loan Documents or the collectability of the Senior Loan Obligations or Junior Loan Obligations evidenced thereby.

(h)           Junior Lender acknowledges that Senior Lender has made no warranties or representations to it with respect to the due execution, legality, validity, completeness or enforceability of the Senior Loan Documents or the collectability of the Senior Loan Obligations evidenced thereby.

(i)            If any of the Senior Loan Obligations or Junior Loan Obligations or any lien securing same should be invalidated, avoided or set aside, the subordination provided for herein nevertheless shall continue in full force and effect and, with respect to the Senior Loan Obligations, as among Senior Lender, Junior Lender and Subordinate Lender, or with respect to the Junior Loan Obligations, as between the Junior Lender and the Subordinate Lender, or with respect to the Junior Loan Obligations, as between the Junior Lender and the Subordinate Lender, shall be and be deemed to remain in full force and effect.

(j)            Subordinate Lender hereby expressly, unconditionally and irrevocably waives all rights (i) under Sections 361 through 365, 502(e) and 509 of the Bankruptcy Code (or any similar sections hereafter in effect under any other Federal or state laws or legal or equitable principles relating to bankruptcy, insolvency, reorganizations, liquidations or otherwise for the relief of debtors or protection of creditors), and (ii) to seek or obtain conversion to a different type of proceeding or to seek or obtain dismissal of a proceeding, in each case in relation to a bankruptcy, reorganization, insolvency or other proceeding under similar laws with respect to Borrower.  Without limiting the generality of the foregoing, Subordinate Lender hereby expressly, unconditionally and irrevocably waives (A) the right to seek to provide credit (secured or otherwise) to Borrower in any way under Section 364 of the Bankruptcy Code unless the same is subordinated in right and time of payment in all aspects to (i) the Senior Loan Obligations in a manner acceptable to Senior Lender in its sole and absolute discretion and (ii) the Junior Loan Obligations in a manner acceptable to the Junior Lender in its sole discretion, if applicable; (B) the right to take a position inconsistent with or contrary to that of Senior Lender (including a position by Senior Lender to take no action) or Junior Lender (including a position by the Junior Lender to take no action) if Borrower seeks to use, sell or lease Collateral (or the proceeds or products thereof) under Section 363 of the Bankruptcy Code; (C) the right to receive any Collateral security (including any “super priority” or equal or “priming” or replacement lien) for any Subordinate Loan Obligation unless Senior Lender and Junior Lender have received senior positions acceptable to Senior Lender and Junior Lender in their absolute discretion to secure, first, all Senior Loan Obligations (in the same Collateral to the extent Collateral is involved) or, second, all Junior Loan Obligations (in the same Collateral to the extent Collateral is involved); and (D) the right to seek adequate protection in respect of Collateral (or the proceeds or products thereof) under Section 363 or 361 of the Bankruptcy Code.

(k)           Junior Lender hereby expressly, unconditionally and irrevocably waives all rights (i) under Sections 361 through 365, 502(e) and 509 of the Bankruptcy Code (or any similar sections hereafter in effect under any other Federal or state laws or legal or equitable principles relating to bankruptcy, insolvency, reorganizations, liquidations or otherwise for the relief of debtors or protection of creditors), and (ii) to seek or obtain conversion to a different type of proceeding or to seek or obtain dismissal of a proceeding, in each case in relation to a bankruptcy, reorganization, insolvency or other proceeding under similar laws with respect to Borrower.  Without limiting the generality of the foregoing, Junior Lender hereby expressly, unconditionally and irrevocably waives (A) the right to seek to provide credit (secured or otherwise) to Borrower in any way under Section 364 of the Bankruptcy Code unless the same is subordinated in right and time of payment in all aspects to the Senior Loan Obligations in a manner acceptable to Senior Lender in its sole and absolute discretion; (B) the right to take a position inconsistent with or contrary to that of Senior Lender (including a position by Senior Lender to take no action) if Borrower seeks to use, sell or lease Collateral (or the proceeds or products thereof) under Section 363 of the Bankruptcy Code; (C) the right to receive any Collateral security (including any “super priority” or equal or “priming” or replacement lien) for any Junior Loan Obligation unless Senior Lender has received a senior position acceptable to Senior Lender in its sole and absolute discretion to secure all Senior Loan Obligations (in the same Collateral to the extent Collateral is involved); and (D) the right to seek adequate protection in respect of Collateral (or the proceeds or products thereof) under Section 363 or 361 of the Bankruptcy Code.

21.           Continuing Benefits.  No right of Senior Lender or any present or future holder of the Senior Loan Obligations, or Junior Lender or any present or future holder of the Junior Loan Obligations, to enforce the subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Borrower or any other party, whether borrower, guarantor or otherwise, or by any noncompliance by Borrower or any borrower, guarantor or otherwise with the terms of the Senior Note or Junior Note, as applicable, or any other of the Senior Loan Documents or any other of the Junior Loan Documents, as applicable, regardless of any knowledge thereof which such holder may have or be otherwise charged with.

22.           No Waiver; Modification.  Except as otherwise expressly provided in this Agreement, neither this Agreement nor the transactions herein contemplated shall operate to waive the enforcement after the date hereof of any due on sale, due on encumbrance or accelerating transfer provision contained in the Senior Loan Documents, Junior Loan Documents or the Subordinate Loan Documents.  No delay on the part of Senior Lender, Junior Lender or Subordinate Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Senior Lender, Junior Lender or Subordinate Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Senior Lender, Junior Lender or Subordinate Lender except as expressly set forth in a writing duly signed and delivered by or on behalf of Senior Lender, Junior Lender or Subordinate Lender.  This Agreement may be executed in any number of counterparts.

23.           Reinstatement of Agreement.  The provisions of this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Loan Obligations, Junior Loan Obligations or the Subordinate Loan Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be returned by Senior Lender, Junior Lender or Subordinate Lender, as the case may be, under any bankruptcy law, state or federal law, common law or equitable cause, all as though such payment had not been made.

24.           Borrower’s Waiver.  The Borrower hereby waives (a) notice of acceptance of this Agreement by Senior Lender, Junior Lender and Subordinate Lender, (b) notice of the existence or creation or nonpayment of all or any of the Senior Loan Obligations, Junior Loan Obligations and the Subordinate Loan Obligations, and (c) all diligence in the collection or protection of or realization upon the Senior Loan Obligations or the collateral therefor, the Junior Loan Obligations or the collateral therefor or the Subordinate Loan Obligations or the collateral therefor.

25.           Legend.

(a)           Subordinate Lender agrees to (i) execute a Memorandum of Intercreditor Agreement in respect of this Agreement and (ii) cause appropriate entries in the books and records of Subordinate Lender to indicate that the Subordinate Loan Obligations are subject to, first, the Senior Loan Obligations and, second, Junior Loan Obligations.

(b)           Junior Lender agrees to (i) execute a Memorandum of Intercreditor Agreement in respect of this Agreement and (ii) cause appropriate entries in the books and records of Junior Lender to indicate that the Junior Loan Obligations are subject to the Senior Loan Obligations.

26.           Notices.  Any notice which a party is required or may desire to give the other shall be in writing and may be sent by facsimile, personal delivery or by mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given at least fifteen (15) days in advance):

If to Subordinate Lender:

Lend Lease (US) Capital Inc.
700 Lanidex Plaza
Parsippany, NJ 07054
Attention: President
Telecopy: (973) 503-5730

With copies to:

Lend Lease (US) Capital Inc.
Three Coliseum Centre
2550 West Tyvola Road
Suite 600
Charlotte, North Carolina 28217
Attention: Treasurer
Telecopy: (704) 357-2854

and to:

Lend Lease (US) Capital Inc.
700 Lanidex Plaza
Parsippany, New Jersey 07054
Attention: Secretary
Telecopy: (973) 503-5730

and to:

Perkins Coie LLP
1201 Third Avenue, Suite 4800
Seattle, WA 98101
Attention:	Arthur Kolios
and James Cowan
Telecopy:	(206) 359-9222 and
(503) 346-2065

If to Junior Lender:

Behringer Harvard PAL I, LLC
15601 Dallas Parkway, Suite 600
Dallas, TX 75001
Attention: Andrew Bruce
Telecopy: (214) 655-1610

With copies to:

Behringer Harvard PAL I, LLC
15601 Dallas Parkway, Suite 600
Dallas, TX 75001
Attention: Chief Legal Officer
Telecopy: (214) 655-1610

and

Powell Coleman & Arnold, LLP
8080 North Central Expressway
Suite 1380
Dallas, TX 75206
Attention: Patrick M. Arnold
Telecopy: (214) 373-8768

If to Senior Lender:

Bank of America, N.A.
901 Main Street, 20th Floor
Dallas, TX 75202
Attention: Mr. Jamison L. Fox
Telecopy: (214) 209-2090

If to Borrower:

Rest Easy LLC
c/o Actus Lend Lease LLC
1801 West End Avenue
Suite 1700
Nashville, TN 37203
Attention: President
Telecopy: (615) 963-2686

With copies to:

Rest Easy LLC
c/o Actus Lend Lease LLC
700 Lanidex Plaza
Parsippany, NJ 07054
Attention: General Counsel
Telecopy: (973) 503-5730

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attention: Edward J. Hunter, Esq.
Telecopy: (973) 597-2590

27.           Priority.  The priorities herein specified are applicable irrespective of the time of creation of the Senior Loan Obligations, Junior Loan Obligations or the Subordinate Loan Obligations.

28.           Further Assurances.  So long as the Senior Loan Obligations, Junior Loan Obligations and the Subordinate Loan Obligations remain outstanding, either party shall execute, acknowledge, and deliver upon the demand of the other party, at any time or times, any and all further documents or instruments in recordable form for the purpose of further confirming the subordination and the agreements herein set forth.

29.           Estoppel Certificate.  Each of Senior Lender, Junior Lender and Subordinate Lender hereby agrees that within ten (10) days after written demand of the other party, it shall execute, acknowledge and deliver a certification setting forth the total amount of indebtedness owed to it under the Senior Loan Documents, Junior Loan Documents or the Subordinate Loan Documents, as the case may be, and such other certifications as may be reasonably requested by the other party.  Notwithstanding the foregoing, none of Senior Lender, Junior Lender or Subordinate Lender shall be obligated to give such certification more frequently than once every other calendar month.

30.           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT-OF-LAWS PRINCIPLES THEREOF).  IT IS THE INTENT AND PURPOSE OF THE PARTIES HERETO THAT THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT.  Notwithstanding anything to the contrary provided in the foregoing, it is acknowledged and agreed that as to matters which relate to the creation, perfection and enforcement of security interests created under the Senior Loan Documents, Junior Loan Documents and Subordinate Loan Documents, the same shall be construed in accordance with the laws of the State in which the applicable Collateral shall be located or, as to accounts constituting Collateral, the jurisdiction designated in the applicable security documentation governing such accounts as Collateral.

31.           Forum.  ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED IN STATE OR FEDERAL COURTS LOCATED IN THE STATE AND COUNTY OF NEW YORK AND EACH PARTY TO THIS AGREEMENT HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY CONSENTS TO THE JURISDICTION OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO EACH HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM OR LACKS JURISDICTION OVER SUCH PARTY.  IT IS THE INTENT AND PURPOSE OF THE PARTIES HERETO THAT THE PROVISIONS OF SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT.

32.           Waiver Of Jury Trial.  SENIOR LENDER, JUNIOR LENDER AND SUBORDINATE LENDER WAIVE TRIAL BY JURY IN RESPECT OF ANY CLAIM, COUNTERCLAIM, ACTION OR CAUSE OF ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY SENIOR LENDER, JUNIOR LENDER AND SUBORDINATE LENDER AND SENIOR LENDER, JUNIOR LENDER AND SUBORDINATE LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.  SENIOR LENDER, JUNIOR LENDER AND SUBORDINATE LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 32 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL.  EACH OF SENIOR LENDER, JUNIOR LENDER AND SUBORDINATE LENDER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

33.           Senior Lender Rights.  Notwithstanding anything to the contrary herein, if at any time all obligations owed to the Senior Lender under the Senior Loan Documents and the Project Documents, as defined in the Senior Loan Agreement, have been paid in full, the rights and obligations of the Senior Lender hereunder shall no longer be in effect.  However, notwithstanding the preceding sentence, to the extent that Senior Lender has any consent, approval, participation or similar rights or rights to receive notices, reports or other information under the Project Documents, at such time as all obligations owed to the Senior Lender under the Senior Loan Documents and the Project Documents have been paid in full, all such rights shall be deemed assigned to Junior Lender, unless Junior Lender rejects such assignment (which it hereby reserves the right to do) in a written instrument executed by Junior Lender.

34.           Junior Lender Rights.  Notwithstanding anything to the contrary herein, if at any time all obligations owed to the Junior Lender under the Junior Loan Documents and the Project Documents, as defined in the Junior Loan Agreement, have been paid in full, the rights and obligations of the Junior Lender hereunder shall no longer be in effect.  However, notwithstanding the preceding sentence, to the extent that Junior Lender has any consent, approval, participation or similar rights or rights to receive notices, reports or other information under the Project Documents (including, without limitation, rights of the Senior Lender to which the Junior Lender has succeeded pursuant to Section 33), at such time as all obligations owed to the Junior Lender under the Junior Loan Documents and the Project Documents have been paid in full, all such rights (including, without limitation, rights of the Senior Lender to which the Junior Lender has succeeded pursuant to Section 33) shall be deemed assigned to Subordinate Lender, unless Subordinate Lender rejects such assignment (which it hereby reserves the right to do) in a written instrument executed by Subordinate Lender.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

SENIOR LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Jamison Fox
Jamison Fox
Senior Vice President

JUNIOR LENDER:

BEHRINGER HARVARD PAL I, LLC, a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President

SUBORDINATE LENDER:

LEND LEASE (US) CAPITAL INC.

By:	/s/ Edward R. Cook
Edward R. Cook
Vice President